[BOOK ONE]

                                   SEMIANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               SEPTEMBER 30, 1997

                                    BENHAM
                                    GROUP

                             Capital Preservation
                               Government Agency

                               TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Capital Preservation
           Performance & Portfolio Information .............................   4
           Management Q & A ................................................   5
           Schedule of Investments .........................................   7
           Financial Highlights ............................................  18
Government Agency
           Performance & Portfolio Information .............................   8
           Management Q & A ................................................   9
           Schedule of Investments .........................................  11
           Financial Highlights ............................................  19
Statements of Assets and Liabilities .......................................  12
Statements of Operations ...................................................  13
Statements of Changes in Net Assets ........................................  14
Notes to Financial Statements ..............................................  15
Proxy Voting Results .......................................................  20
Retirement Account Information .............................................  22
Background Information
           Investment Philosophy & Policies ................................  24
           Comparative Indices .............................................  24
           Lipper Rankings .................................................  24
           Investment Team Leaders .........................................  24
Glossary ...................................................................  25

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
 Capital Preservation
  Government Agency


We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                              AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Money market rates declined during the six months ended September 30, 1997. Nevertheless, "real" yields--stated yields minus the rate of inflation-- remained high because inflation was low.

* Yields came down in part because of the declining federal budget deficit, which decreased the supply of short-term Treasury debt.

* Strong demand for high-quality U.S. money market securities also helped lower yields. Foreign buyers and investors looking for a safe haven from volatile equity markets helped boost demand.

* Tame inflation and slower U.S. economic growth over the last six months allowed the Federal Reserve to hold short-term interest rates steady.

CAPITAL PRESERVATION

* Lead manager Amy O'Donnell returned to the Capital Preservation management team after three years managing the highly regarded Benham Prime Money Market Fund.

* The fund outperformed its Lipper peer group average, returning 2.49% for the period, compared with the peer group's 2.40% return.

* The fund beat the peer group with a combination of below-average expenses and an active management strategy.

* We'll likely keep the fund's average maturity a little shorter than the peer group average, which should help the fund if the Fed raises interest rates.

GOVERNMENT AGENCY

* Lead manager Amy O'Donnell returned to the Government Agency management team after three years managing the highly regarded Benham Prime Money Market Fund.

* The fund outperformed its Lipper peer group average for the period with a return of 2.52%, compared with the peer group's 2.44% return. A key reason the fund outperformed its peers is that our expenses are below average.

* We allowed most of the fund's floating-rate notes to mature and bought government agency discount notes. The fund's discount notes performed well when interest rates leveled off after falling sharply in April and May.

* Until we think interest rates are likely to move sharply one way or the other, we'll likely maintain a relatively conservative, laddered structure with a large position in agency discount notes.

             CAPITAL PRESERVATION

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                       2.49%*
     1 Year                          4.92%

7-DAY CURRENT YIELD:                 4.86%

NET ASSETS:                   $3.1 billion
     (AS OF 9/30/97)

INCEPTION DATE:                   10/13/72

TICKER SYMBOL: CPFXX


               GOVERNMENT AGENCY

TOTAL RETURNS:               AS OF 9/30/97
     6 Months                       2.52%*
     1 Year                          4.98%

7-DAY CURRENT YIELD:                 5.03%

NET ASSETS:                 $461.8 million
     (AS OF 9/30/97)

INCEPTION DATE:                    12/5/89

TICKER SYMBOL:                       BGAXX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 25.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the six months ended September 30, 1997, Benham's government money market funds continued to offer shareholders very competitive returns. In the following pages, the fund's investment team provides further details about the market and how your fund was managed during the period.

    We recently made some changes to the funds' investment team. Brian Howell, who managed the Capital Preservation and Government Agency money market funds for the last three years, has joined the investment team for the American Century Strategic Asset Allocation funds. Replacing Brian is Amy O'Donnell, who managed Capital Preservation and Government Agency from 1993-95.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed business partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this new relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. Our corporate management team remains the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE
[line graph - data below]

Federal Funds Rate Target vs. Three-Month T-Bill
April through September 1997
                        Three-Month T-Bill        Fed Funds Rate Target

3/31/97                       5.318%                       5.5%
4/1/97                        5.312%                       5.5%
4/2/97                        5.290%                       5.5%
4/3/97                        5.258%                       5.5%
4/4/97                        5.277%                       5.5%
4/7/97                        5.276%                       5.5%
4/8/97                        5.239%                       5.5%
4/9/97                        5.238%                       5.5%
4/10/97                       5.290%                       5.5%
4/11/97                       5.287%                       5.5%
4/14/97                       5.297%                       5.5%
4/15/97                       5.291%                       5.5%
4/16/97                       5.290%                       5.5%
4/17/97                       5.200%                       5.5%
4/18/97                       5.287%                       5.5%
4/21/97                       5.266%                       5.5%
4/22/97                       5.333%                       5.5%
4/23/97                       5.342%                       5.5%
4/24/97                       5.290%                       5.5%
4/25/97                       5.298%                       5.5%
4/28/97                       5.318%                       5.5%
4/29/97                       5.260%                       5.5%
4/30/97                       5.249%                       5.5%
5/1/97                        5.217%                       5.5%
5/2/97                        5.235%                       5.5%
5/5/97                        5.141%                       5.5%
5/6/97                        5.177%                       5.5%
5/7/97                        5.238%                       5.5%
5/8/97                        5.206%                       5.5%
5/9/97                        5.173%                       5.5%
5/12/97                       5.162%                       5.5%
5/13/97                       5.208%                       5.5%
5/14/97                       5.166%                       5.5%
5/15/97                       5.123%                       5.5%
5/16/97                       5.183%                       5.5%
5/19/97                       5.297%                       5.5%
5/20/97                       5.218%                       5.5%
5/21/97                       5.124%                       5.5%
5/22/97                       5.175%                       5.5%
5/23/97                       5.162%                       5.5%
5/26/97                       5.161%                       5.5%
5/27/97                       5.120%                       5.5%
5/28/97                       5.145%                       5.5%
5/29/97                       5.019%                       5.5%
5/30/97                       4.945%                       5.5%
6/2/97                        4.861%                       5.5%
6/3/97                        5.083%                       5.5%
6/4/97                        5.082%                       5.5%
6/5/97                        5.102%                       5.5%
6/6/97                        5.048%                       5.5%
6/9/97                        5.037%                       5.5%
6/10/97                       5.041%                       5.5%
6/11/97                       4.978%                       5.5%
6/12/97                       4.967%                       5.5%
6/13/97                       4.965%                       5.5%
6/16/97                       4.965%                       5.5%
6/17/97                       5.041%                       5.5%
6/18/97                       5.062%                       5.5%
6/19/97                       5.071%                       5.5%
6/20/97                       5.080%                       5.5%
6/23/97                       5.162%                       5.5%
6/24/97                       5.135%                       5.5%
6/25/97                       5.103%                       5.5%
6/26/97                       5.123%                       5.5%
6/27/97                       5.142%                       5.5%
6/30/97                       5.183%                       5.5%
7/1/97                        5.200%                       5.5%
7/2/97                        5.228%                       5.5%
7/3/97                        5.142%                       5.5%
7/4/97                        5.141%                       5.5%
7/7/97                        5.079%                       5.5%
7/8/97                        5.104%                       5.5%
7/9/97                        5.103%                       5.5%
7/10/97                       5.144%                       5.5%
7/11/97                       5.131%                       5.5%
7/14/97                       5.141%                       5.5%
7/15/97                       5.197%                       5.5%
7/16/97                       5.186%                       5.5%
7/17/97                       5.217%                       5.5%
7/18/97                       5.256%                       5.5%
7/21/97                       5.266%                       5.5%
7/22/97                       5.223%                       5.5%
7/23/97                       5.197%                       5.5%
7/24/97                       5.217%                       5.5%
7/25/97                       5.235%                       5.5%
7/28/97                       5.235%                       5.5%
7/29/97                       5.239%                       5.5%
7/30/97                       5.238%                       5.5%
7/31/97                       5.238%                       5.5%
8/1/97                        5.277%                       5.5%
8/4/97                        5.276%                       5.5%
8/5/97                        5.291%                       5.5%
8/6/97                        5.290%                       5.5%
8/7/97                        5.300%                       5.5%
8/8/97                        5.287%                       5.5%
8/11/97                       5.297%                       5.5%
8/12/97                       5.322%                       5.5%
8/13/97                       5.322%                       5.5%
8/14/97                       5.331%                       5.5%
8/15/97                       5.235%                       5.5%
8/18/97                       5.255%                       5.5%
8/19/97                       5.229%                       5.5%
8/20/97                       5.238%                       5.5%
8/21/97                       5.258%                       5.5%
8/22/97                       5.256%                       5.5%
8/25/97                       5.287%                       5.5%
8/26/97                       5.271%                       5.5%
8/27/97                       5.270%                       5.5%
8/28/97                       5.218%                       5.5%
8/29/97                       5.225%                       5.5%
9/1/97                        5.224%                       5.5%
9/2/97                        5.183%                       5.5%
9/3/97                        5.145%                       5.5%
9/4/97                        5.144%                       5.5%
9/5/97                        5.152%                       5.5%
9/8/97                        5.141%                       5.5%
9/9/97                        5.125%                       5.5%
9/10/97                       5.103%                       5.5%
9/11/97                       5.123%                       5.5%
9/12/97                       5.090%                       5.5%
9/15/97                       5.131%                       5.5%
9/16/97                       5.052%                       5.5%
9/17/97                       5.103%                       5.5%
9/18/97                       5.058%                       5.5%
9/19/97                       5.059%                       5.5%
9/22/97                       5.027%                       5.5%
9/23/97                       5.001%                       5.5%
9/24/97                       4.927%                       5.5%
9/25/97                       4.926%                       5.5%
9/26/97                       4.997%                       5.5%
9/29/97                       4.996%                       5.5%
9/30/97                       5.105%                       5.5%

Source: Bloomberg Financial Markets

    Money market rates declined in the six months ended September 30, 1997. The three-month Treasury bill (T-bill) returned 2.55% for the period, while its yield fell from 5.32% on March 31 to 5.10% by the end of September.
Nevertheless, "real" money market rates--stated yields minus the rate of inflation--remained high because inflation was relatively low during the period.

DECLINING SUPPLY

    The smaller federal budget deficit was the primary reason yields on government money market securities fell during the period. A smaller deficit meant the government had less need to borrow. As a result, the size of the U.S. Treasury Department's weekly bill auctions declined during the period.

    The auctions ranged in size from $14-18 billion, averaging about $15 billion. Only a few years ago, auctions of up to $25 billion weren't uncommon. Other things being equal, lower supply means declining yields for existing Treasury securities.

    Government agency securities closely track the Treasury market, so falling yields for Treasury securities also lowered yields on government agency securities. In addition, short-term debt issuance by many government agencies also declined during the period.

STRONG DEMAND

    Demand for high-quality short-term securities was also relatively strong during the period. Equity investors tend to hold more T-bills when the stock market sells off. The equity markets were very volatile during the period, so there were a lot of crossover buyers of T-bills.

    In addition, foreign demand for U.S. money market securities remained strong during the period. High real U.S. interest rates, compared with record low rates abroad, made U.S. Treasury securities very attractive to foreign buyers.

    The combination of steady demand and limited supply caused the three-month T-bill, which should track the federal funds rate target relatively closely, to trade 30-60 basis points lower (see the accompanying chart).

FED ON HOLD

    Other factors lowering yields of government money market securities during the period were tame inflation and a slower rate of economic growth. Inflation rose at an annual rate of only 1.6% for the first nine months of the year. After expanding at an annual rate of nearly 5% during the first quarter of 1997, the economy grew by only 3.3% in the second quarter. The Commerce Department estimates the economy grew by 3.5% in the third quarter.

    Tame inflation and the slower, more-sustainable pace of growth during the second and third quarters allowed the Federal Reserve to hold interest rates steady throughout the period. Contrast that with the first quarter, when the Fed raised short-term interest rates to head off potential inflation.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3

                             CAPITAL PRESERVATION
                                                                                           AVERAGE ANNUAL RETURNS
                                                 6 MONTHS         1 YEAR           3 YEARS         5 YEARS       10 YEARS
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997
Capital Preservation ............................. 2.49%           4.92%            5.01%           4.16%          5.29%
90-Day Treasury Bill Index ....................... 2.55%           5.15%            5.33%           4.55%          5.53%
Average U.S. Treasury Money Market Fund(1) ....... 2.40%           4.77%            4.90%           4.06%          5.27%
Fund's Ranking Among U.S. Treasury
Money Market Funds(1) ............................  --          27 out of 95    23 out of 80    15 out of 54    6 out of 15
----------
(1) According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF SEPTEMBER 30, 1997
                                   7-DAY             7-DAY
                                  CURRENT          EFFECTIVE
                                   YIELD             YIELD

Capital Preservation               4.86%             4.98%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                  9/30/97           3/31/97
Number of Securities                16                19
Weighted Average Maturity         62 days           49 days
Expense Ratio                     0.49%*             0.49%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


4      CAPITAL PRESERVATION                   AMERICAN CENTURY INVESTMENTS


                             CAPITAL PRESERVATION

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the government money market funds investment team. Amy returned to the Capital Preservation management team in May after three years managing the highly regarded Benham Prime Money Market Fund. Amy previously managed Capital Preservation from 1993-95. She is an experienced money market fund manager who joined the company in 1987.

HOW DID THE FUND PERFORM?

    The fund performed relatively well. For the six months ended September 30, 1997, the fund returned 2.49%, compared with the 2.40% average return of the 99 "U.S. Treasury Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund also produced more income than the average Treasury money market fund. According to Lipper, the fund's 7-day effective yield as of September 30, 1997 was 4.98%, compared with the 4.85% yield of its peer group average.

HOW DID THE FUND MANAGE TO PRODUCE GREATER RETURNS AND INCOME THAN ITS PEERS?

    We beat the Lipper category average for the period by actively trading short-term Treasury securities. Though the fund is always fully invested in the market, we do have some discretion in deciding when to buy or sell a security. By understanding where each Treasury bill (T-bill) or note (T-note) ought to trade, we were able to take advantage of anomalies in the market. Another reason we outperformed the average Treasury money market fund is that our expenses were below average. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

CAN YOU GIVE AN EXAMPLE OF HOW YOU TRADED T-BILLS DURING THE PERIOD?

    Sure. We kept a fair amount of the fund, say 20-30%, in "dollar rolls" with daily or weekly maturities. A good example of a dollar roll would be when we sell a security and agree to buy it back at a specific future date and price. Making those trades at favorable prices helped us boost the fund's income. We also try to stagger their maturities so we always have some cash on hand. Having this relatively large, liquid position allows us to move quickly when we find T-bills with longer maturities trading at attractive prices. We're not the only fund that does this, but our experienced management team did a good job of making the most of these trades to enhance the fund's returns.

WHAT WERE SOME SECURITIES YOU THOUGHT WERE GOOD BUYS?

    During the period, we bought higher-yielding T-notes with remaining maturities of five to six months in particular. These securities were much more attractively valued and tended to yield about 40-50 basis points more than the three-month T-bill. As we

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Bills         61%
Treasury Notes         39%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Treasury Notes         53%
Treasury Bills         47%


SEMIANNUAL REPORT                                CAPITAL PRESERVATION     5


                             CAPITAL PRESERVATION

discussed in the Market Perspective on page 3, three-month T-bill yields fell during the period because of limited supply and strong demand.

YOU EXTENDED THE FUND'S AVERAGE MATURITY DURING THE PERIOD. WHY?

    We began the period with a relatively short average maturity of around 50 days, because the Fed had just raised short-term interest rates in late March. Having a relatively short average maturity in a rising interest rate environment allowed us to more quickly reinvest matured assets in higher-yielding securities. But as economic growth slowed and rates declined, we extended the fund's maturity out to around 60 days. A longer average maturity benefited the fund as rates declined because we were able to lock in higher yields.

BUT THE FUND'S AVERAGE MATURITY WAS STILL SHORTER THAN THE AVERAGE TREASURY MONEY MARKET FUND. WHY?

    Remember that you're only looking at two snapshots in time, and we adjusted the fund's maturity as conditions changed throughout the period. So we were sometimes longer and sometimes shorter than the average. When the fund's average maturity was shorter than the average Treasury money market fund, we were able to aggressively buy the longer-term, higher-yielding securities we wanted without pushing the fund's maturity too far past the average. Keep in mind that holding 20-30% of the fund in daily and weekly securities also held down the maturity.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    We expect supply and demand factors to continue to dominate the market in the coming months. Smaller federal budget deficits mean we could see lower levels of Treasury debt issuance going forward. That would likely keep yields low on three-month T-bills. But the Fed is concerned that strong economic growth, low unemployment and rising wages could translate into inflation down the road. Though we don't think the Fed needs to raise interest rates, we wouldn't be surprised if they decided to take out some insurance against inflation by raising rates.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    As long as supply and demand factors continue to dominate the market, we'll likely underweight three-month T-bills and maintain our concentration in dollar rolls and securities with maturities of five to six months. We'll also likely keep the fund's average maturity a little lower than the peer group average, which should benefit the fund if the Fed decides to raise rates. And though yields typically jump sharply after a rate hike, lately they've also tended to come back down relatively quickly. So we would view a rate hike as a great buying opportunity.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
1-30 days              18%
31-60 days             35%
61-90 days             17%
91-180 days            30%

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
1-30 days              33%
31-60 days             34%
61-90 days             22%
91-180 days            11%


6      CAPITAL PRESERVATION                   AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                             CAPITAL PRESERVATION

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                         Value
-----------------------------------------------------------------------------------

U.S. TREASURY BILLS(1)

             $  15,000,000  U.S. Treasury Bills, 5.10%,
                                10/16/97                        $      14,968,532

                52,000,000  U.S. Treasury Bills, 5.19%,
                                10/30/97                               51,785,566

               384,000,000  U.S. Treasury Bills, 5.12%,
                                11/6/97                               382,055,335

                25,000,000  U.S. Treasury Bills, 5.20%,
                                11/13/97                               24,846,365

               200,000,000  U.S. Treasury Bills, 5.13%,
                                11/20/97                              198,589,661

               150,000,000  U.S. Treasury Bills, 5.02%,
                                12/4/97                               148,675,556

               280,000,000  U.S. Treasury Bills, 4.96%,
                                12/26/97                              276,724,158

               450,000,000  U.S. Treasury Bills, 4.99%,
                                1/2/98                                444,317,430
                                                          -------------------------

TOTAL U.S. TREASURY BILLS--60.7%                                    1,541,962,603
                                                           ------------------------

U.S. TREASURY NOTES(1)

                50,000,000  U.S. Treasury Notes, 5.625%,
                                10/31/97                               50,015,024

               100,000,000  U.S. Treasury Notes, 5.75%,
                                10/31/97                              100,045,363

               200,000,000  U.S. Treasury Notes, 7.375%,
                                11/15/97                              200,426,321

                75,000,000  U.S. Treasury Notes, 8.875%,
                                11/15/97                               75,294,248

               100,000,000  U.S. Treasury Notes, 5.375%,
                                11/30/97                               99,988,966

               147,000,000  U.S. Treasury Notes, 5.00%,
                                1/31/98                               146,725,661

               300,000,000  U.S. Treasury Notes, 7.25%,
                                2/15/98                               301,747,700

                25,000,000  U.S. Treasury Notes, 5.125%,
                                2/28/98                                24,949,358
                                                              ------------------------

TOTAL U.S. TREASURY NOTES--39.3%                                      999,192,641
                                                              ------------------------

TOTAL INVESTMENT SECURITIES--100.0%                                $2,541,155,244
                                                              ========================

NOTES TO SCHEDULE OF INVESTMENTS

(1) The rates for U.S. Treasury Bills are the yield to maturity at purchase. The rates for U.S. Treasury Notes are the stated coupon rates.

See Notes to Financial Statements


SEMIANNUAL REPORT                              CAPITAL PRESERVATION       7

                               GOVERNMENT AGENCY
                                                                                           AVERAGE ANNUAL RETURNS
                                                6 MONTHS          1 YEAR          3 YEARS         5 YEARS    LIFE OF FUND(1)
--------------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS OF SEPTEMBER 30, 1997
Government Agency ............................... 2.52%            4.98%           5.13%           4.26%          4.97%
90-Day Treasury Bill Index ...................... 2.55%            5.15%           5.33%           4.55%          4.98%(2)
Average U.S. Government Money Market Fund(3) .... 2.44%            4.84%           4.94%           4.10%          4.66%(2)
Fund's Ranking Among U.S. Government
Money Market Funds(3) ...........................  --          38 out of 120   22 out of 104   20 out of 82     4 out of 57

----------
(1) Inception date was December 5, 1989.

(2) Returns since 12/31/89, the date nearest the fund's inception for which return data are available.

(3) According to Lipper Analytical Services.

See pages 24-25 for more information about returns, the comparative index and Lipper fund rankings.


YIELDS AS OF SEPTEMBER 30, 1997
                                  7-DAY              7-DAY
                                 CURRENT           EFFECTIVE
                                  YIELD              YIELD

Government Agency                 5.03%              5.16%

Yields are defined in the Glossary on page 25.


PORTFOLIO AT A GLANCE
                                 9/30/97            3/31/97
Number of Securities               31                 49
Weighted Average Maturity        49 days            42 days
Expense Ratio                    0.53%*             0.57%

* Annualized.

Money market funds are neither insured nor guaranteed by the U.S. government.

Yields will fluctuate, and there can be no assurance that the fund will be able to maintain a stable $1.00 share price.


8      GOVERNMENT AGENCY                      AMERICAN CENTURY INVESTMENTS


                               GOVERNMENT AGENCY

MANAGEMENT Q & A

    An interview with Amy O'Donnell, a portfolio manager on the government money market funds investment team. Amy returned to the Government Agency management team in May after three years managing the highly regarded Benham Prime Money Market Fund. Amy previously managed Government Agency Money Market from 1993-95. She is an experienced money market fund manager who joined the company in 1987.

HOW DID THE FUND PERFORM?

    The fund performed well relative to its peers. For the six months ended September 30, 1997, the fund returned 2.52%, compared with the 2.44% average return of the 122 "U.S. Government Agency Money Market Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.) The fund also produced more income than the average government money market fund. According to Lipper, the fund's 7-day effective yield as of September 30, 1997 was 5.16%, compared with the 4.94% yield of its peer group average.

    One reason the fund outperformed the peer group is that our expenses were below average. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

YOU DECREASED THE FUND'S FLOATING-RATE NOTE (FLOATERS) HOLDINGS. WHY?

    Holding floaters made sense in late March and early April because the Federal Reserve had just raised interest rates. Floating-rate notes reset their interest rates periodically, so they were a good way to capture higher yields when rates were rising. But we let most of our floaters mature during the period because we didn't think the Fed was going to hike rates again and interest rates began to fall.

WHY DID YOU INCREASE THE FUND'S HOLDINGS OF GOVERNMENT AGENCY DISCOUNT NOTES?

    We buy a lot of discount notes when we don't think rates are likely to move sharply in either direction. Discount notes are to government agencies what T-bills are to the Treasury: very liquid short-term debt. They're the most generic and conservative investments the fund can make and are what we buy when we don't have a strong conviction about the direction of interest rates. We also staggered the notes' maturities so they occurred at regular intervals. Holding a lot of discount notes in this laddered structure was a good strategy during the period because rates leveled off after falling sharply in April and May (see page 3).

YOU EXTENDED THE FUND'S AVERAGE MATURITY SLIGHTLY DURING THE PERIOD. WHY?

    We began the period with a relatively short average maturity of around 40 days, because the Fed had just raised short-term interest rates in late March. Having a relatively short average maturity in a rising interest rate environment allowed us to more quickly reinvest matured assets in higher-yielding securities. But as economic growth slowed and rates declined, we extended the fund's maturity out to around 50

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Government Agency Discount
Notes                        90%
Floating-Rate  Agency  Notes  5%
Government  Agency  Notes     5%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of  3/31/97)
Government Agency Discount
Notes                        77%
Floating-Rate Agency Notes   20%
Government Agency Notes       3%


SEMIANNUAL REPORT                            GOVERNMENT AGENCY           9


                               GOVERNMENT AGENCY

days. A longer average maturity benefited the fund as rates declined because we were able to lock in higher yields.

BUT THE FUND'S AVERAGE MATURITY WAS STILL SHORTER THAN THE AVERAGE GOVERNMENT MONEY MARKET FUND. WHY?

    We kept the fund's maturity shorter than the average government money market fund for a couple reasons. By keeping the fund's maturity relatively short, we were able to aggressively buy longer-term, higher-yielding securities when we wanted. The other reason was that the yield curve was relatively flat, which meant we weren't being compensated enough to extend out too far.

ABOUT HALF OF THE FUND'S ASSETS WERE IN SECURITIES ISSUED BY THE FEDERAL HOME LOAN BANK (FHLB). WHY THE CONCENTRATION?

    We're committed to providing state tax-free income for our shareholders, but that limits the number of government agencies whose debt we can buy. During the period, debt issuance for most of these agencies was low. FHLB was the most active issuer of state tax-free government agency securities during the period, so we ended the period with a relatively large position in securities issued by FHLB.

WHAT'S YOUR OUTLOOK FOR INTEREST RATES OVER THE NEXT SIX MONTHS?

    We expect supply and demand factors to continue to dominate the market in the coming months. Smaller federal budget deficits mean we could see lower levels of Treasury and government agency debt issuance going forward. That would likely keep yields low on agency securities. But the Fed is concerned that strong economic growth, low unemployment and rising wages could translate into inflation down the road. Though we don't think the Fed needs to raise interest rates, we wouldn't be surprised if they decided to take out some insurance against inflation by raising rates.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    Until we think rates are likely to move sharply one way or the other, we'll likely maintain a large position in agency discount notes. We'll also likely keep the fund's average maturity a little lower than the peer group average, which should benefit the fund if the Fed decides to raise rates. We're also looking to diversify the fund's holdings away from FHLB securities a little more, but we won't buy a security solely for diversity's sake--we're only going to buy securities that we feel are selling at attractive yield levels.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
1-30 days               43%
31-60 days              23%
61-90 days              23%
91-180 days              9%
181-397 days             2%

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
1-30 days               43%
31-60 days              29%
61-90 days              16%
91-180 days             12%


10      GOVERNMENT AGENCY                      AMERICAN CENTURY INVESTMENTS

                            SCHEDULE OF INVESTMENTS
                               GOVERNMENT AGENCY

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                          Value
------------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY DISCOUNT NOTES(1)

            $   44,360,000  FFCB Discount Note,
                                5.40%-5.82%,
                                10/6/97 through 10/28/97           $   44,304,144

                 8,720,000  FFCB Discount Note,
                                5.41%, 11/5/97                          8,674,474

                 5,000,000  FFCB Discount Note,
                                5.78%, 11/13/97                         4,966,496

                 7,730,000  FFCB Discount Note,
                                5.45%, 12/1/97                          7,660,057

                30,000,000  FHLB Discount Note,
                                6.00%, 10/1/97                         30,000,000

                10,000,000  FHLB Discount Note,
                                5.42%, 10/8/97                          9,989,500

                70,879,000  FHLB Discount Note,
                                5.42%-5.50%,
                                10/14/97 through 10/29/97              70,628,912

                15,500,000  FHLB Discount Note,
                                5.46%, 11/5/97                         15,418,775

               103,441,000  FHLB Discount Note,
                                5.44%-5.54%,
                                11/12/97 through 1/30/98              102,237,838

                10,780,000  SLMA Discount Note,
                                5.50%, 12/31/97                        10,633,126

                19,000,000  TVA Discount Note,
                                5.45%-5.48%,
                                10/20/97 through 10/22/97              18,943,945

                59,000,000  TVA Discount Note,
                                5.45%, 11/13/97                        58,620,155

                31,600,000  TVA Discount Note,
                                5.48%, 12/15/97                        31,243,321
                                                               ------------------------

TOTAL U.S. GOVERNMENT
AGENCY DISCOUNT NOTES--89.8%                                          413,320,743
                                                               ------------------------


Principal Amount                                                          Value
----------------------------------------------------------------------------------------

OTHER U.S. GOVERNMENT AGENCY SECURITIES

             $   9,000,000  FFCB, 5.53%, 2/2/98                    $    8,993,692

                 8,000,000  FFCB, 6.21%, 8/20/98                        8,016,133

                15,000,000  FFCB, VRN, 5.29%, 10/7/97,
                                resets weekly off the 6-month
                                T-Bill rate with no caps               14,998,105

                 5,000,000  FHLB, 5.63%, 12/26/97                       4,998,192

                10,000,000      SLMA, VRN, 5.27%, 10/7/97, resets weekly off the
                                3-month T-Bill rate plus 0.21% with
                                no caps                                 9,999,108
                                                               ------------------------

TOTAL OTHER U.S. GOVERNMENT
AGENCY SECURITIES--10.2%                                               47,005,230
                                                               ------------------------

TOTAL INVESTMENT SECURITIES--100.0%                                  $460,325,973
                                                               ========================

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

SLMA = Student Loan Marketing Association

TVA = Tennessee Valley Authority

VRN = Variable Rate Note. Interest reset date is indicated and used in calculating the weighted average portfolio maturity. Coupon rate indicated is effective September 30, 1997.

resets= The frequency with which a fixed-income security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

(1) Rates disclosed are the yield to maturity at purchase.

See Notes to Financial Statements


SEMIANNUAL REPORT                                 GOVERNMENT AGENCY       11

                     STATEMENTS OF ASSETS AND LIABILITIES

                                                     CAPITAL          GOVERNMENT
SEPTEMBER 30, 1997 (UNAUDITED)                    PRESERVATION          AGENCY

ASSETS

Investment securities, at value (Note 1) ...   $ 2,541,155,244    $ 460,325,973

Cash .......................................         9,490,000        1,288,476

Receivable for investments sold ............       837,726,588               --

Interest receivable ........................        31,846,478          743,511
                                               ---------------    -------------
                                                 3,420,218,310      462,357,960
                                               ---------------    -------------
LIABILITIES

Disbursements in excess
  of demand deposit cash ...................         2,798,951          183,223

Payable for investments purchased ..........       296,220,056               --

Payable for capital shares redeemed ........         2,455,744          123,040

Accrued management fees (Note 2) ...........         1,343,076          187,617

Dividends payable ..........................             6,600               --

Accrued expenses and other liabilities .....           133,379           20,477
                                               ---------------    -------------
                                                   302,957,806          514,357
                                               ---------------    -------------
Net Assets Applicable to
  Outstanding Shares .......................   $ 3,117,260,504    $ 461,843,603
                                               ===============    =============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ....................     3,117,177,012      461,852,703
                                               ===============    =============
Net Asset Value Per Share ..................   $          1.00    $        1.00
                                               ===============    =============
NET ASSETS CONSIST OF:

Capital paid in ............................   $ 3,117,177,012    $ 461,852,703

Distributions in excess of net
  investment income ........................           (23,540)              --

Accumulated net realized gain (loss)
  on investment transactions ...............           107,032           (9,100)
                                               ---------------    -------------
                                               $ 3,117,260,504    $ 461,843,603
                                               ===============    =============

See Notes to Financial Statements


12     STATEMENTS OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                           STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED                             CAPITAL        GOVERNMENT
SEPTEMBER 30, 1997 (UNAUDITED)                    PRESERVATION        AGENCY

INVESTMENT INCOME

Income:

Interest ...................................      $79,835,987      $ 12,677,756
                                                  -----------      ------------
Expenses (Note 2):

Investment advisory fees ...................        4,580,539           796,815

Administrative fees ........................        1,146,326           144,980

Transfer agency fees .......................          933,109           163,368

Printing and postage .......................          272,570            55,183

Custodian fees .............................          144,808            34,766

Auditing and legal fees ....................           35,910             8,663

Telephone expenses .........................           51,150             7,168

Trustees' fees and expenses ................           48,007             5,946

Registration and filing fees ...............           30,858            10,232

Other operating expenses ...................           26,872             5,584
                                                  -----------      ------------
  Total expenses ...........................        7,270,149         1,232,705
                                                  -----------      ------------
Net investment income ......................       72,565,838        11,445,051
                                                  -----------      ------------
Net realized gain (loss)
  on investments ...........................          713,978            (9,100)
                                                  -----------      ------------
Net Increase in Net Assets
  Resulting from Operations ................      $73,279,816      $ 11,435,951
                                                  ===========      ============
See Notes to Financial Statements


SEMIANNUAL REPORT                          STATEMENTS OF OPERATIONS       13

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                          CAPITAL                             GOVERNMENT
                                                       PRESERVATION                             AGENCY

SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
AND YEAR ENDED MARCH 31, 1997

                                           September 30,        March 31,       September 30,       March 31,
Increase (Decrease) in Net Assets              1997               1997              1997              1997

OPERATIONS

Net investment income .................  $    72,565,838   $   141,191,337   $  11,445,051   $  23,085,479

Net realized gain (loss) on investments          713,978           752,673          (9,100)         10,130
                                         ---------------   ---------------   -------------   -------------
Net increase in net assets resulting
  from operations .....................       73,279,816       141,944,010      11,435,951      23,095,609
                                         ---------------   ---------------   -------------   -------------
DISTRIBUTIONS TO SHAREHOLDERS

From net investment income ............      (72,715,209)     (141,065,506)    (11,445,051)    (23,085,479)

From net realized gains on
  investment transactions .............         (523,426)         (752,673)             --         (10,130)

In excess of net realized gains
  on investment transactions ..........               --           (83,520)             --              --
                                         ---------------   ---------------   -------------   -------------
Decrease in net assets
  from distributions
  to shareholders .....................      (73,238,635)     (141,901,699)    (11,445,051)    (23,095,609)
                                         ---------------   ---------------   -------------   -------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold .............    1,114,009,231     2,258,573,530     183,770,462     409,848,791

Proceeds from shares issued
  in connection
  with acquisition (Note 3) ...........      213,901,483                --              --              --

Proceeds from reinvestment
  of distributions ....................       69,743,046       136,153,282      11,004,481      22,319,108

Payments for shares redeemed ..........   (1,258,449,145)   (2,494,312,912)   (203,681,052)   (464,737,370)
                                         ---------------   ---------------   -------------   -------------
Net increase (decrease) in
  net assets from
  capital share transactions ..........      139,204,615       (99,586,100)     (8,906,109)    (32,569,471)
                                         ---------------   ---------------   -------------   -------------
Net increase (decrease)
  in net assets .......................      139,245,796       (99,543,789)     (8,915,209)    (32,569,471)

NET ASSETS

Beginning of period ...................    2,978,014,708     3,077,558,497     470,758,812     503,328,283
                                         ---------------   ---------------   -------------   -------------
End of period .........................  $ 3,117,260,504   $ 2,978,014,708   $ 461,843,603   $ 470,758,812
                                         ===============   ===============   =============   =============
Undistributed (distributions in
  excess of)
  net investment income ...............  $       (23,540)  $       125,831              --              --
                                         ===============   ===============   =============   =============
TRANSACTIONS IN SHARES
OF THE FUNDS

Sold ..................................    1,114,009,231     2,258,573,530     183,770,462     409,848,791

Issued in connection with
  acquisition (Note 3) ................      213,901,483                --              --              --

Issued in reinvestment of
  distributions .......................       69,743,046       136,153,282      11,004,481      22,319,108

Redeemed ..............................   (1,258,449,145)   (2,494,312,912)   (203,681,052)   (464,737,370)
                                         ---------------   ---------------   -------------   -------------
Net increase (decrease) ...............      139,204,615       (99,586,100)     (8,906,109)    (32,569,471)
                                         ===============   ===============   =============   =============

See Notes to Financial Statements


14      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end management investment company. American Century - Benham Capital Preservation Fund (Capital Preservation) and American Century - Benham Government Agency Money Market Fund (Government Agency) (the Funds) are two of the eight funds issued by the Trust. Capital Preservation seeks maximum safety and liquidity and intends to pursue its investment objectives by investing exclusively in short-term U.S. Treasury securities guaranteed by the direct full faith and credit pledge of the U.S. government. Government Agency seeks to provide the highest rate of current return on its investments, consistent with safety of principal and maintenance of liquidity by investing exclusively in short-term obligations of the U.S. government and its agencies and instrumentalities. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued at amortized cost, which approximates current market value. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of premiums and discounts. Premiums and discounts are amortized daily on a straight-line basis.

    FORWARD COMMITMENTS--Periodically, the Funds enter into purchase or sale transactions on a forward commitment basis. In these transactions, the Funds sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the Funds may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as forward commitments or "roll" transactions. The Funds take possession of any security they purchase in these transactions. The Funds maintain segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS--Distributions from net investment income are declared and credited daily and distributed monthly. The Funds do not expect to realize any long-term capital gains, and accordingly, do not expect to pay any long-term capital gains distributions.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc. and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       15


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of Government Agency approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. A new management agreement for Capital Preservation was effective August 30, 1997. (See Note 3 in Notes to Financial Statement). Under the agreement, ACIM provides all services required by the Funds in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Capital Preservation and Government Agency are included in the Money Market Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for the Funds is as follows:

          0.2500% of the first $1 billion
          0.2070% of the next $1 billion
          0.1660% of the next $3 billion
          0.1490% of the next $5 billion
          0.1380% of the next $15 billion
          0.1375% of the next $25 billion
          0.1370% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (for all Funds) is as follows:

          0.3100% of the first $2.5 billion
          0.3000% of the next $7.5 billion
          0.2985% of the next $15 billion
          0.2970% of the next $25 billion
          0.2960% of the next $50 billion
          0.2950% of the next $100 billion
          0.2940% of the next $100 billion
          0.2930% of the next $200 billion
          0.2920% of the next $250 billion
          0.2910% of the next $500 billion
          0.2900% of the average daily net assets over $1,250 billion

    Total expenses of $1,311,746 for the month ended September 30, 1997 for Capital Preservation and total expenses of $372,818 for the two months ended September 30, 1997 for Government Agency were incurred under the new management agreement and included in Investment Advisory Fees in the Statements of Operations. Total expenses, under the previous agreement, for the five months ended August 29, 1997, were $5,958,403, for Capital Preservation. Total expenses, under the previous agreement, for the four months ended July 31, 1997, were $859,887 for Government Agency. The annualized ratio of operating expenses to average net assets for the respective periods were 0.49% and 0.55% for Capital Preservation and Government Agency, respectively.


16      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
3. REORGANIZATION PLAN

    On August 29, 1997, Capital Preservation acquired all of the net assets of American Century - Benham Capital Preservation Fund II (Capital Preservation
II), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997.

    The acquisition was accomplished by a tax-free exchange of 213,901,483 shares of Capital Preservation, the surviving fund in terms of maintaining the financial statements and performance history in the post-reorganization fund, for 213,901,483 shares of Capital Preservation II, outstanding on August 29,
1997. The net assets of Capital Preservation and Capital Preservation II immediately before the acquisition were $2,937,910,603 and $213,901,483, respectively. Immediately after the acquisition, the combined net assets of Capital Preservation were $3,151,812,086.

    At the same time, Capital Preservation was reorganized as a series issued by American Century Government Income Trust. Capital Preservation was formerly issued under American Century Capital Preservation Fund, Inc.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       17

                             FINANCIAL HIGHLIGHTS
                             CAPITAL PRESERVATION

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                     1997(1)        1997            1996           1995           1994           1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ................  $1.00         $1.00           $1.00          $1.00          $1.00           $1.00
                                    --------      --------        --------       --------       --------        --------
Income From
Investment Operations

  Net Investment Income ............  0.02          0.05            0.05           0.04           0.03            0.01
                                    --------      --------        --------       --------       --------        --------
Distributions

  From Net Investment Income ....... (0.02)        (0.05)          (0.05)         (0.04)         (0.03)          (0.01)
                                    --------      --------        --------       --------       --------        --------
Net Asset Value, End of Period .....  $1.00         $1.00           $1.00          $1.00          $1.00           $1.00
                                    ========      ========        ========       ========       ========        ========
  Total Return(3) ..................  4.97%         4.82%           5.21%          4.31%          2.63%           1.35%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(4) ...........0.49%(5)        0.49%           0.51%          0.50%          0.51%         0.50%(5)

Ratio of Net Investment Income
to Average Net Assets ..............4.85%(5)        4.66%           5.07%          4.24%          2.59%         2.68%(5)

Net Assets, End
of Period (in thousands) ..........$3,117,261     $2,978,015     $3,077,558     $2,883,350     $2,786,614      $2,943,242

----------
(1) Six months ended September 30, 1997 (unaudited).

(2) The fiscal year-end was changed from September 30 to March 31 beginning with the period ended March 31, 1993. This column represents a six-month period.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(4) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(5) Annualized.

See Notes to Financial Statements


18      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS


                             FINANCIAL HIGHLIGHTS
                               GOVERNMENT AGENCY

For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                      1997(1)        1997            1996           1995           1994            1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ...............    $1.00         $1.00           $1.00          $1.00          $1.00           $1.00
                                    --------      --------        --------       --------       --------        --------
Income From
Investment Operations

  Net Investment Income ...........    0.02          0.05            0.05           0.04           0.03            0.03
                                    --------      --------        --------       --------       --------        --------
Distributions

  From Net Investment Income ......   (0.02)        (0.05)          (0.05)         (0.04)         (0.03)          (0.03)
                                    --------      --------        --------       --------       --------        --------
Net Asset Value, End of Period ....    $1.00         $1.00           $1.00          $1.00          $1.00           $1.00
                                    ========      ========        ========       ========       ========        ========
  Total Return(2) .................    5.02%         4.89%           5.35%          4.47%          2.69%           3.07%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(3) ..........  0.53%(4)        0.57%           0.51%          0.50%          0.50%           0.50%

Ratio of Net Investment
Income to Average
Net Assets ........................  4.93%(4)        4.76%           5.20%          4.35%          2.65%           3.04%

Net Assets, End
of Period (in thousands) ..........  $461,844       $470,759       $503,328       $461,803       $561,766        $646,006

----------
(1) Six months ended September 30, 1997 (unaudited).

(2) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996 include expenses paid through expense offset arrangements.

(4) Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       19


                             PROXY VOTING RESULTS

CAPITAL PRESERVATION

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization. (See Note 3 in the notes to financial statements.)

                                          CAPITAL                CAPITAL
                                        PRESERVATION          PRESERVATION II

    For:                                1,692,316,384           134,456,431
    Against:                              123,903,683             6,325,987
    Abstain:                               38,282,572             2,488,712


GOVERNMENT AGENCY

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand LLP as independent auditors for the Trust.

    For:                                  283,889,571
    Withheld:                               7,795,751
    Abstain:                                3,548,037

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                                  275,855,036
    Against:                               14,508,607
    Abstain:                                4,869,716


20      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

GOVERNMENT AGENCY

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations on the following items:

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                                  255,629,986
    Against:                               20,549,226
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

*  Amend the fundamental investment limitation concerning borrowing.

    For:                                  255,029,519
    Against:                               21,149,693
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

*  Amend the fundamental investment limitation concerning lending.

    For:                                  254,494,931
    Against:                               21,684,281
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

    For:                                  254,878,164
    Against:                               21,301,048
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

*  Amend the fundamental investment limitation concerning commodities.

    For:                                  256,019,171
    Against:                               20,160,041
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

*  Eliminate the fundamental limitation concerning short sales.

    For:                                  254,914,044
    Against:                               21,265,168
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

    For:                                  256,071,781
    Against:                               20,107,431
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

*  Eliminate the fundamental investment limitation concerning warrants.

    For:                                  256,107,703
    Against:                               20,071,509
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

    For:                                  256,048,526
    Against:                               20,130,686
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

    For:                                  254,864,998
    Against:                               21,314,214
    Abstain:                                6,509,864
    Broker Non-Vote:                       12,544,283


SEMIANNUAL REPORT                              PROXY VOTING RESULTS       21


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


22      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES


SEMIANNUAL REPORT                                             NOTES       23


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    CAPITAL PRESERVATION seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. Treasury money market securities.

    GOVERNMENT AGENCY seeks to provide interest income exempt from state taxes while maintaining a stable share price by investing in U.S. government money market securities.

    An investment in the funds is neither insured nor guaranteed by the U.S. government. Yields will fluctuate, and there can be no assurance that the funds will be able to maintain a stable net asset value of $1 per share. Past performance is no guarantee of future results.

COMPARATIVE INDICES

    The following index is used in the report to serve as a fund performance comparison. It is not an investment product available for purchase.

    The 90-DAY TREASURY BILL INDEX is derived from secondary market interest rates published by the Federal Reserve Bank.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the U.S. Treasury and government money market funds are:

    U.S. TREASURY MONEY MARKET FUNDS (Capital Preservation)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in U.S. Treasury obligations.

    U.S. GOVERNMENT MONEY MARKET FUNDS (Government Agency)--funds with dollar-weighted average maturities of less than 90 days that intend to maintain a stable net asset value and that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies or instrumentalities.

INVESTMENT TEAM LEADERS

  Portfolio Manager                 Amy O'Donnell


24      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 18-19.

YIELDS

* 7-DAY CURRENT YIELD is calculated based on the income generated by an investment in the fund over a seven-day period and is expressed as an annual percentage rate.

* 7-DAY EFFECTIVE YIELD is calculated similarly, although this figure is slightly higher than the fund's 7-Day Current Yield because of the effects of compounding. The 7-Day Effective Yield assumes that income earned from the fund's investments is reinvested and generating additional income.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account.

SECURITY TYPES

* FLOATING-RATE NOTES (FLOATERS)--debt securities whose interest rates change when a designated base rate changes. The base rate is often the federal funds rate, the 90-day Treasury bill rate or the London Interbank Offered Rate (LIBOR). Floaters are considered derivatives because they "derive" their interest rates from their designated base rates. However, floaters are not "risky" derivatives--their behavior is similar to that of their designated base rates. The SEC has recognized this similarity and does not consider floaters to be inappropriate investments for money market funds.

* U.S. GOVERNMENT AGENCY NOTES--intermediate-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued with maturities ranging from three months to 30 years.

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies (such as the Federal Farm Credit Bank and the Federal Home Loan Bank). Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY BILLS (T-BILLS)--short-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-bills are issued with maturities ranging from three months to one year.

* U.S. TREASURY NOTES (T-NOTES)--intermediate-term debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. T-notes are issued with maturities ranging from two to 10 years.


SEMIANNUAL REPORT                                          GLOSSARY       25


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER
AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

AMERICAN CENTURY INVESTMENT SERVICES, INC.


9711                [recycled logo]
SH-BKT-10279           Recycled

                                   [BOOK TWO]

                                   SEMIANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                               SEPTEMBER 30, 1997

                                     BENHAM
                                      GROUP

                               Short-Term Treasury
                           Intermediate-Term Treasury
                               Long-Term Treasury

                               TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Short-Term Treasury
           Performance & Portfolio Information .............................   4
           Management Q & A ................................................   5
           Schedule of Investments .........................................   8
           Financial Highlights ............................................  25
Intermediate-Term Treasury
           Performance & Portfolio Information .............................   9
           Management Q & A ................................................  10
           Schedule of Investments .........................................  13
           Financial Highlights ............................................  26
Long-Term Treasury
           Performance & Portfolio Information .............................  14
           Management Q & A ................................................  15
           Schedule of Investments .........................................  18
           Financial Highlights ............................................  27
Statements of Assets and Liabilities .......................................  19
Statements of Operations ...................................................  20
Statements of Changes in Net Assets ........................................  21
Notes to Financial Statements ..............................................  22
Proxy Voting Results .......................................................  28
Retirement Account Information .............................................  30
Background Information
           Investment Philosophy & Policies ................................  32
           Comparative Indices .............................................  32
           Lipper Rankings .................................................  32
           Investment Team Leaders .........................................  32
Glossary ...................................................................  33

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                  AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
   Short-Term Treasury
Intermediate-Term Treasury
    Long-Term Treasury

WE WELCOME YOUR COMMENTS OR QUESTIONS ABOUT THIS REPORT.
SEE THE BACK COVER FOR WAYS TO CONTACT US BY MAIL, PHONE OR E-MAIL.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                    AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* U.S. Treasury securities produced strong returns during the six months ended September 30, 1997.

* Treasury yields declined steadily throughout the six-month period as inflation remained low.

* Treasury securities benefited from shrinking federal budget deficits and increased demand.

* Increased issuance and reduced demand caused U.S. government agency securities to underperform Treasury securities during the period.

SHORT-TERM TREASURY

* The fund's return trailed the average short Treasury fund for the six months ended September 30, 1997.

*     The  fund's  more  conservative   positioning  and  emphasis  on  callable
      government agency securities led to its underperformance.

* We increased the fund's percentage of government agency securities to take advantage of attractive relative values and higher yields.

* Going forward, we plan to keep the fund cautiously positioned because of the uncertain outlook for short-term interest rates.

* We've reduced the fund's holdings of agency securities since the end of the period.

INTERMEDIATE-TERM TREASURY

* The fund outperformed the average intermediate Treasury fund for the six months ended September 30, 1997.

* We made few changes to the fund's portfolio during the period, except for temporary investments in zero-coupon and inflation-indexed Treasury bonds

* Merging with the Benham Intermediate-Term Government fund had no effect on the fund's performance.

* Going forward, we plan to maintain the fund's neutral positioning until we see a clearer direction for interest rates.

* We've added some five-year inflation-indexed bonds and seven-year government agency securities to the fund's portfolio since the end of the period because of their attractive yields relative to Treasury securities.

LONG-TERM TREASURY

* The fund outperformed the average general Treasury fund for the six months ended September 30, 1997.

* The fund's longer duration compared with most general Treasury funds helped it outperform its peers.

* We made timely adjustments to the fund's duration to take advantage of interest rate changes.

* Going forward, we plan to maintain the fund's current positioning, though we will shorten its duration if long-term interest rates approach 6%.

               SHORT-TERM TREASURY

TOTAL RETURNS:                 AS OF 9/30/97
     6 Months                         3.84%*
     1 Year                            6.26%

NET ASSETS:                    $38.0 million
     (AS OF 9/30/97)

INCEPTION DATE:                       9/8/92

TICKER SYMBOL:                         BSTAX


              INTERMEDIATE TREASURY

TOTAL RETURNS:                 AS OF 9/30/97
     6 Months                         6.51%*
     1 Year                            8.22%

NET ASSETS:                   $354.0 million
     (AS OF 9/30/97)

INCEPTION DATE:                      5/16/80

TICKER SYMBOL:                         CPTNX


               LONG-TERM TREASURY

TOTAL RETURNS:                 AS OF 9/30/97
     6 Months                        11.56%*
     1 Year                           13.08%

NET ASSETS:                   $127.9 million
     (AS OF 9/30/97)

INCEPTION DATE:                       9/8/92

TICKER SYMBOL:                         BLAGX

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 33.

SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                              OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the six months ended September 30, 1997, U.S. Treasury securities posted healthy gains as interest rates fell, inflation concerns waned and demand for Treasury securities outpaced supply. In the following pages, the fund's investment team provides further details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed business partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

Treasury Yield Curves

Years to Maturity          3/31/97           9/30/97
1                          5.990%            5.4300%
2                          6.410%            5.7700%
3                          6.560%            5.8400%
4                          6.650%            5.9400%
5                          6.740%            5.9800%
6                          6.795%            6.0300%
7                          6.850%            6.0800%
8                          6.867%            6.0870%
9                          6.883%            6.0930%
10                         6.900%            6.1000%
11                         6.930%            6.1358%
12                         6.960%            6.1716%
13                         6.990%            6.2074%
14                         7.020%            6.2432%
15                         7.050%            6.2790%
16                         7.080%            6.3152%
17                         7.110%            6.3514%
18                         7.140%            6.3876%
19                         7.170%            6.4238%
20                         7.200%            6.4600%
21                         7.189%            6.4540%
22                         7.178%            6.4480%
23                         7.167%            6.4420%
24                         7.156%            6.4360%
25                         7.145%            6.4300%
26                         7.134%            6.4240%
27                         7.123%            6.4180%
28                         7.112%            6.4120%
29                         7.101%            6.4060%
30                         7.090%            6.4000%


Source: Bloomberg Financial Markets


STRONG TREASURY BOND RETURNS

    U.S. Treasury securities produced favorable returns during the six months ended September 30, 1997. Yields fell substantially across the maturity spectrum (see the accompanying graph), causing the prices of Treasury securities to rise. Long-term securities, which typically benefit the most from falling interest rates, performed better than shorter-term securities. For example, the 30-year Treasury bond returned 12.90% during the six-month period, while the two-year Treasury note posted a 4.36% return.

UNEXPECTEDLY LOW INFLATION

    Treasury yields rose early in the period, continuing a trend that began in early 1997. The U.S. economy grew at a 5% annual rate in the first quarter of the year, and this strong growth led to fears of rising inflation. To head off the perceived threat of inflation, the Federal Reserve raised short-term interest rates in March. Rising Treasury yields in April reflected market expectations for more Fed rate increases in 1997.

    Economic growth slowed during the summer, though it remained at a level that has historically been accompanied by rising prices. But the expected inflation never materialized--the consumer price index rose at an annual rate of just 1.8% during the six-month period. As a result, expectations for future Fed rate increases disappeared from the bond market, and Treasury yields declined steadily after peaking in mid-April.

POSITIVE SUPPLY AND DEMAND FACTORS

    Treasury bonds also benefited from prevailing supply and demand conditions. Shrinking federal budget deficits led to smaller auctions of Treasury securities, reducing the amount of new supply. The Treasury also discontinued two auctions of 10-year notes, dropping the number of auctions from six per year to four.

    On the demand side, equity investors looked to the Treasury market for a "safe haven" from increased stock market volatility late in the period. In addition, foreign investors were attracted to Treasury securities because of their relatively high interest rates. Japan's interest rates remained at historical lows, while rates fell in Europe and parts of Asia.

GOVERNMENT AGENCY SECURITIES

    U.S. government agency securities underperformed Treasury securities during the six-month period. As a result, the yield difference--or spread--between agency and Treasury securities with comparable maturities widened back out to historically normal levels after narrowing steadily over the past two years.

    Supply and demand factors, as well as a general increase in market volatility, contributed to the widening yield spreads. Agency yields got a boost from increased issuance--through the first nine months of 1997, new issuance of government agency securities was up 22% compared to the same period in 1996. In particular, a substantial amount of new supply was issued in September.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                              SHORT-TERM TREASURY

                                                                          AVERAGE ANNUAL RETURNS
                                6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF
FUND(1)
------------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Short-Term Treasury ............. 3.84%            6.26%           6.10%           4.73%             4.74%

Lehman 1- to 3-Year
Government
Securities Index ................ 4.23%            6.89%           6.91%           5.34%             --(2)

Average Short U.S.
Treasury Fund(3) ................ 4.29%            6.40%           6.44%           4.84%             --(2)

Fund's Ranking Among
Short U.S. Treasury Funds(3) ....  --           10 out of 23     13 out of 18    6 out of 8          --(2)

----------
(1)  INCEPTION DATE WAS SEPTEMBER 8, 1992.

(2)  FIVE-YEAR DATA ARE THE MOST RECENT RETURN DATA AVAILABLE.

(3)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Life of Fund
$10,000 investment made 9/30/92                     Value on 9/30/97

             Short-Term             Lehman 1- to 3-Year
             Treasury                  Govt. Index

Sep-92        $10,000                    $10,000
Oct-92         $9,930                     $9,943
Nov-92         $9,895                     $9,928
Dec-92         $9,955                    $10,021
Jan-93        $10,072                    $10,126
Feb-93        $10,168                    $10,206
Mar-93        $10,209                    $10,238
Apr-93        $10,274                    $10,300
May-93        $10,242                    $10,275
Jun-93        $10,317                    $10,352
Jul-93        $10,326                    $10,374
Aug-93        $10,410                    $10,460
Sep-93        $10,440                    $10,494
Oct-93        $10,447                    $10,517
Nov-93        $10,446                    $10,519
Dec-93        $10,485                    $10,561
Jan-94        $10,547                    $10,626
Feb-94        $10,481                    $10,561
Mar-94        $10,429                    $10,508
Apr-94        $10,386                    $10,468
May-94        $10,406                    $10,482
Jun-94        $10,427                    $10,509
Jul-94        $10,510                    $10,603
Aug-94        $10,534                    $10,638
Sep-94        $10,513                    $10,614
Oct-94        $10,535                    $10,638
Nov-94        $10,485                    $10,593
Dec-94        $10,501                    $10,614
Jan-95        $10,631                    $10,758
Feb-95        $10,777                    $10,904
Mar-95        $10,831                    $10,965
Apr-95        $10,913                    $11,063
May-95        $11,081                    $11,252
Jun-95        $11,144                    $11,313
Jul-95        $11,176                    $11,358
Aug-95        $11,240                    $11,426
Sep-95        $11,291                    $11,482
Oct-95        $11,379                    $11,577
Nov-95        $11,463                    $11,676
Dec-95        $11,544                    $11,763
Jan-96        $11,620                    $11,863
Feb-96        $11,583                    $11,817
Mar-96        $11,557                    $11,809
Apr-96        $11,559                    $11,821
May-96        $11,573                    $11,847
Jun-96        $11,643                    $11,933
Jul-96        $11,687                    $11,980
Aug-96        $11,702                    $12,024
Sep-96        $11,816                    $12,133
Oct-96        $11,942                    $12,271
Nov-96        $12,044                    $12,361
Dec-96        $12,020                    $12,364
Jan-97        $12,074                    $12,423
Feb-97        $12,098                    $12,453
Mar-97        $12,091                    $12,443
Apr-97        $12,183                    $12,545
May-97        $12,252                    $12,633
Jun-97        $12,333                    $12,720
Jul-97        $12,452                    $12,862
Aug-97        $12,460                    $12,871
Sep-97        $12,600                    $12,969

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 9/30/92, the date nearest the fund's 9/8/92 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                9/30/97           3/31/97
Number of Securities              19                 15
Weighted Average Maturity      2.0 years          1.9 years
Average Duration               1.5 years          1.7 years
Expense Ratio                   0.58%*              0.61%

* Annualized.

YIELD AS OF SEPTEMBER 30, 1997
                                30-DAY
                                  SEC
                                 YIELD
Short-Term Treasury              5.42%

Yield is defined in the Glossary on page 33.


4      SHORT-TERM TREASURY                    AMERICAN CENTURY INVESTMENTS


                              SHORT-TERM TREASURY

MANAGEMENT Q & A

    An interview with Bob Gahagan, a portfolio manager on the Benham Treasury funds investment team.

HOW DID THE FUND PERFORM?

    The fund's return reflected favorable bond market conditions, but it trailed the average short Treasury fund. For the six months ended September 30, 1997, the fund posted a total return of 3.84%, compared with the 4.29% average return of the 28 "Short U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND UNDERPERFORM THE AVERAGE SHORT TREASURY FUND?

    The fund is positioned more conservatively than many funds in its Lipper category. Its average maturity and duration tend to be shorter than the average short Treasury fund. As a result, the fund is typically less sensitive to interest rate changes.

    This was a positive factor in late 1996 and early 1997, when rising interest rates caused bond prices to fall. But in the most recent six-month period, the fund's more defensive position limited its price gains as interest rates fell.

[bar graph - data below]

SHORT-TERM TREASURY'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended Semptember 30)
               Short-Term         Lehman 1- to 3-Year
                Treasury              Govt. Index
9/93             4.77%                   4.94%
9/94             0.69%                   1.14%
9/95             7.40%                   8.18%
9/96             4.65%                   5.67%
9/97             6.26%                   6.89%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


SEMIANNUAL REPORT                               SHORT-TERM TREASURY       5


                              SHORT-TERM TREASURY

HOW DID THE FUND'S GOVERNMENT AGENCY HOLDINGS AFFECT ITS PERFORMANCE?

    The fund's agency securities also contributed to its underperformance compared with the Lipper group average. Because of our expectation for stable or slightly rising short-term interest rates, we held primarily callable agency securities, which tend to perform best in this environment. However, declining interest rates caused these securities to underperform both Treasury and non-callable agency securities during the period.

WHY DO CALLABLE SECURITIES UNDERPERFORM WHEN INTEREST RATES FALL?

    It's mainly the call feature, which gives the issuer the opportunity to pay off the securities at a prearranged date before maturity. Government agencies will usually exercise this call option when interest rates are declining because they can issue new, lower-yielding securities to replace the existing callable securities.

    As a result, the bond market tends to price callable agency securities based on their call date when interest rates fall. This effectively shortens the maturity of these securities, making them less sensitive to interest rates. In contrast, non-callable securities continue to trade based on their original maturity date and maintain the same interest rate sensitivity when interest rates decline.

WHY DID YOU INCREASE THE FUND'S PERCENTAGE OF AGENCY SECURITIES OVER THE PAST SIX MONTHS?

    As yield spreads between Treasury and agency securities fluctuated throughout the period, we took advantage of opportunities where agency securities offered better relative value and higher yields. When spreads widened, we found several agency securities that we felt were more attractively valued than Treasury securities. The best opportunities occurred around quarter-end periods in late June and late September, when a substantial amount of new issuance pushed Treasury/agency spreads to their widest levels of the period.

DO YOU PLAN TO EXPAND THE FUND'S AGENCY POSITION GOING FORWARD?

    No. We typically keep the fund's agency allocation in a range of 15-35% of its portfolio. In fact, since the end of September, we've reduced its agency holdings to about 25% of fund assets.

LOOKING  AHEAD,  WHAT IS YOUR  OUTLOOK  FOR THE  BOND  MARKET  OVER THE NEXT SIX
MONTHS?

    We're seeing contradictory economic evidence, so the outlook is somewhat uncertain. U.S. economic growth has slowed, but employment growth and consumer confidence remain strong. We've seen little sign of inflation in the six months since the Federal Reserve raised short-term

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Notes          60%
Agency Notes            40%

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Treasury Notes          80%
Agency Notes            20%

6     SHORT-TERM TREASURY                      AMERICAN CENTURY INVESTMENTS


                              SHORT-TERM TREASURY

interest rates, but wage pressures have begun to build below the surface. The Fed appears poised to raise rates again, but it will likely need to see solid evidence of rising inflation before doing so.

    Despite these paradoxical conditions, short-term bond yields are at the lower end of their recent range, suggesting that the market has not priced in the possibility of a Fed rate increase in the near future. At 5.75%, the two-year Treasury note yield is only 25 basis points higher than the federal funds rate target (the overnight rate that the Fed adjusts).

    Given that the spread between the two-year Treasury yield and the fed funds rate target has historically been 50-75 basis points, we could see short-term yields rise at the first sign of higher inflation. In addition, continued strong economic growth could cause short-term yields to climb as the market prices in expectations of a Fed rate hike.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We plan to maintain the fund's cautious positioning, keeping its average maturity and duration slightly shorter than neutral. This should limit any price depreciation resulting from rising yields. Although we've recently cut back on the fund's position in government agency securities, we'll continue to monitor the agency market, looking for opportunities to enhance the fund's yield.

[pie charts]

COMPOSITION OF AGENCY HOLDINGS (as of 9/30/97)
Federal Home Loan Bank 46%
Federal Farm Credit Bank 26%
Student Loan Marketing Association 23%
Other 5%

COMPOSITION OF AGENCY HOLDINGS (as of 3/31/97)
Federal Home Loan Bank 61%
Student Loan Marketing Association 21%
Federal Farm Credit Bank 18%

SEMIANNUAL REPORT                               SHORT-TERM TREASURY       7


                            SCHEDULE OF INVESTMENTS
                              SHORT-TERM TREASURY

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

                $1,200,000  U.S. Treasury Notes, 5.875%,
                                10/31/98                           $  1,202,250

                 3,650,000  U.S. Treasury Notes, 5.50%,
                                11/15/98                              3,642,014

                 2,200,000  U.S. Treasury Notes, 5.875%,
                                1/31/99                               2,204,125

                 2,615,000  U.S. Treasury Notes, 5.00%,
                                2/15/99                               2,589,666

                 1,000,000  U.S. Treasury Notes, 6.25%,
                                3/31/99                               1,007,187

                 6,160,000  U.S. Treasury Notes, 6.375%,
                                4/30/99                               6,217,750

                   805,000  U.S. Treasury Notes, 6.75%,
                                5/31/99                                 817,075

                 4,250,000  U.S. Treasury Notes, 5.625%,
                                2/28/01                               4,211,482

                   750,000  U.S. Treasury STRIPS, 6.03%,
                                5/15/99(1)                              683,941
                                                                 ---------------

TOTAL U.S. TREASURY SECURITIES--59.7%                                22,575,490
                                                                 ---------------
   (Cost $22,503,035)

U.S. GOVERNMENT AGENCY SECURITIES

                 1,250,000  FFCB, 5.875%, 1/22/99                     1,249,273

                 2,500,000  FFCB, 6.21%, 12/4/00                      2,510,017

                 2,200,000  FHLB, 5.72%, 7/7/98                       2,200,788

                 1,500,000  FHLB, 5.76%, 7/8/98                       1,500,971

                 1,000,000  FHLB, 6.01%, 2/14/01                        993,087

                 2,000,000  FHLB, 6.00%, 3/12/01                      1,985,314

                   900,000  FICO STRIPS, 6.04%, 9/26/99(1)              801,605

                 1,200,000  SLMA, 5.81%, 1/23/01                      1,186,574

                 2,265,000  SLMA, 5.88%, 2/6/01                       2,244,212
                                                                 ---------------

TOTAL U.S. GOVERNMENT
AGENCY SECURITIES--38.8%                                             14,671,841
                                                                 ---------------
   (Cost $14,583,145)

TEMPORARY CASH INVESTMENTS--1.5%

                   570,000  FHLMC Discount Note, 6.05%,
                                10/1/97(2)                              570,000
                                                                 ---------------
   (Cost $570,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $37,817,331
                                                                 ===============
   (Cost $37,656,180)

NOTES TO SCHEDULE OF INVESTMENTS

FFCB = FEDERAL FARM CREDIT BANK

FHLB = FEDERAL HOME LOAN BANK

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

FICO = FINANCING CORPORATION

SLMA = STUDENT LOAN MARKETING ASSOCIATION

STRIPS = SEPARATE TRADING OF REGISTERED INTEREST AND PRINCIPAL OF SECURITIES

(1) THESE SECURITIES ARE ZERO-COUPON BONDS. THE EFFECTIVE YIELD AT PURCHASE IS INDICATED. THESE SECURITIES ARE PURCHASED AT A SUBSTANTIAL DISCOUNT FROM THEIR VALUE AT MATURITY.

(2)   THE YIELD TO MATURITY AT PURCHASE IS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS


8      SHORT-TERM TREASURY                    AMERICAN CENTURY INVESTMENTS

                          INTERMEDIATE-TERM TREASURY

                                                                           AVERAGE ANNUAL RETURNS
                                6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Intermediate-Term Treasury ...... 6.51%            8.22%           7.53%           5.51%             8.05%

Merrill Lynch 1- to
10-Year Treasury Index .......... 5.41%            7.82%           7.81%           5.85%             8.35%

Average Intermediate
U.S. Treasury Fund(1) ........... 6.30%            7.75%           7.83%           5.56%             8.24%

Fund's Ranking Among
Intermediate U.S.
Treasury Funds(1) ...............  --           5 out of 14     5 out of 8      3 out of 6        2 out of 2

----------
(1)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years

$10,000 investment made 9/30/87                       Value on 9/30/97

          Intermediate-Term      Merrill Lynch 1- to 10-Year
              Treasury                Treasury Index

Sep-87         $10,000                   $10,000
Oct-87         $10,422                   $10,315
Nov-87         $10,440                   $10,372
Dec-87         $10,576                   $10,469
Jan-88         $10,962                   $10,733
Feb-88         $11,094                   $10,845
Mar-88         $10,923                   $10,798
Apr-88         $10,856                   $10,784
May-88         $10,773                   $10,724
Jun-88         $10,982                   $10,899
Jul-88         $10,914                   $10,872
Aug-88         $10,911                   $10,880
Sep-88         $11,113                   $11,069
Oct-88         $11,273                   $11,220
Nov-88         $11,139                   $11,122
Dec-88         $11,131                   $11,132
Jan-89         $11,242                   $11,242
Feb-89         $11,173                   $11,195
Mar-89         $11,227                   $11,251
Apr-89         $11,414                   $11,458
May-89         $11,663                   $11,700
Jun-89         $11,976                   $11,998
Jul-89         $12,233                   $12,243
Aug-89         $12,023                   $12,072
Sep-89         $12,071                   $12,133
Oct-89         $12,321                   $12,382
Nov-89         $12,422                   $12,503
Dec-89         $12,459                   $12,535
Jan-90         $12,382                   $12,463
Feb-90         $12,417                   $12,495
Mar-90         $12,419                   $12,519
Apr-90         $12,361                   $12,476
May-90         $12,632                   $12,739
Jun-90         $12,798                   $12,905
Jul-90         $12,985                   $13,090
Aug-90         $12,924                   $13,033
Sep-90         $13,050                   $13,152
Oct-90         $13,229                   $13,336
Nov-90         $13,429                   $13,534
Dec-90         $13,606                   $13,726
Jan-91         $13,729                   $13,865
Feb-91         $13,791                   $13,938
Mar-91         $13,858                   $14,014
Apr-91         $14,002                   $14,159
May-91         $14,075                   $14,239
Jun-91         $14,071                   $14,254
Jul-91         $14,218                   $14,408
Aug-91         $14,507                   $14,677
Sep-91         $14,743                   $14,926
Oct-91         $14,923                   $15,095
Nov-91         $15,097                   $15,272
Dec-91         $15,476                   $15,645
Jan-92         $15,298                   $15,488
Feb-92         $15,326                   $15,546
Mar-92         $15,233                   $15,483
Apr-92         $15,395                   $15,624
May-92         $15,627                   $15,847
Jun-92         $15,853                   $16,077
Jul-92         $16,162                   $16,375
Aug-92         $16,336                   $16,564
Sep-92         $16,582                   $16,793
Oct-92         $16,365                   $16,587
Nov-92         $16,269                   $16,513
Dec-92         $16,491                   $16,731
Jan-93         $16,808                   $17,044
Feb-93         $17,045                   $17,299
Mar-93         $17,117                   $17,364
Apr-93         $17,245                   $17,501
May-93         $17,178                   $17,449
Jun-93         $17,444                   $17,704
Jul-93         $17,460                   $17,740
Aug-93         $17,724                   $18,011
Sep-93         $17,788                   $18,089
Oct-93         $17,816                   $18,121
Nov-93         $17,720                   $18,034
Dec-93         $17,796                   $18,104
Jan-94         $17,980                   $18,284
Feb-94         $17,701                   $18,024
Mar-94         $17,433                   $17,772
Apr-94         $17,295                   $17,652
May-94         $17,302                   $17,670
Jun-94         $17,303                   $17,682
Jul-94         $17,511                   $17,902
Aug-94         $17,575                   $17,958
Sep-94         $17,440                   $17,813
Oct-94         $17,432                   $17,818
Nov-94         $17,334                   $17,728
Dec-94         $17,379                   $17,796
Jan-95         $17,644                   $18,091
Feb-95         $17,958                   $18,437
Mar-95         $18,049                   $18,538
Apr-95         $18,242                   $18,751
May-95         $18,722                   $19,287
Jun-95         $18,846                   $19,413
Jul-95         $18,844                   $19,426
Aug-95         $19,011                   $19,585
Sep-95         $19,117                   $19,717
Oct-95         $19,342                   $19,938
Nov-95         $19,562                   $20,187
Dec-95         $19,760                   $20,393
Jan-96         $19,912                   $20,568
Feb-96         $19,693                   $20,337
Mar-96         $19,569                   $20,240
Apr-96         $19,509                   $20,176
May-96         $19,485                   $20,165
Jun-96         $19,704                   $20,362
Jul-96         $19,768                   $20,425
Aug-96         $19,706                   $20,447
Sep-96         $20,039                   $20,707
Oct-96         $20,472                   $21,044
Nov-96         $20,785                   $21,302
Dec-96         $20,569                   $21,187
Jan-97         $20,590                   $21,266
Feb-97         $20,621                   $21,290
Mar-97         $20,363                   $21,180
Apr-97         $20,668                   $21,417
May-97         $20,854                   $21,582
Jun-97         $21,057                   $21,768
Jul-97         $21,587                   $22,177
Aug-97         $21,382                   $22,083
Sep-97         $21,687                   $22,321

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                 9/30/97           3/31/97
Number of Securities                15                13
Weighted Average Maturity        5.7 years         5.8 years
Average Duration                 4.4 years         4.4 years
Expense Ratio                     0.51%*             0.51%

* Annualized.


YIELD AS OF SEPTEMBER 30, 1997
                                 30-DAY
                                   SEC
                                  YIELD
Intermediate-Term Treasury        5.67%

Yield is defined in the Glossary on page 33.


SEMIANNUAL REPORT                        INTERMEDIATE-TERM TREASURY       9


                          INTERMEDIATE-TERM TREASURY

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Benham Treasury funds investment team.

HOW DID THE FUND PERFORM?

    The fund's return reflected favorable bond market conditions, and it beat the average intermediate Treasury fund. For the six months ended September 30, 1997, the fund had a total return of 6.51%, compared with the 6.30% average return of the 14 "Intermediate U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW WAS THE FUND POSITIONED DURING THE  SIX-MONTH PERIOD?

    We maintained a fairly neutral average maturity and duration, and the fund's portfolio didn't change much during the period. We made a few temporary adjustments in response to changing market conditions, primarily by investing in other types of Treasury securities, including zero-coupon bonds and inflation-indexed securities.

LET'S START WITH THE ZERO-COUPON BONDS. WHY DID YOU INVEST IN THESE SECURITIES?

    We used zero-coupon bonds to take maximum advantage of prevailing market conditions. In April, the difference between two-year Treasury yields and


[bar graph - data below]

INTERMEDIATE-TERM TREASURY'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended September 30)

              Intermediate-Term      Merrill Lynch 1- to 10-Year
                  Treasury                Treasury Index
9/88               11.15%                      10.69%
9/89                8.63%                       9.61%
9/90                8.11%                       8.40%
9/91               12.97%                      13.49%
9/92               12.48%                      12.51%
9/93                7.26%                       7.69%
9/94               -1.96%                      -1.53%
9/95                9.62%                      10.69%
9/96                4.82%                       5.02%
9/97                8.22%                       7.82%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


10      INTERMEDIATE-TERM TREASURY             AMERICAN CENTURY INVESTMENTS


                          INTERMEDIATE-TERM TREASURY

ten-year Treasury yields was narrower than normal. We expected this situation to change, so we structured the fund's portfolio to benefit if this yield spread widened.

    The best way to do this was to concentrate the fund's portfolio in bonds with maturities at or around six years, the midpoint between two and ten years. The fund's average maturity typically hovers around six years anyway, so this wasn't a dramatic change. As part of this "bullet" structure, we purchased some six-year zero-coupon Treasury bonds.

    Zero-coupon   bonds  tend  to  have  slightly   higher  yields  than  normal
fixed-coupon bonds with the same maturity, enhancing the returns earned from this strategy.

HOW LONG DID THE FUND OWN THESE SECURITIES?

    Less than a month, because our strategy was successful--the gap between two-year and ten-year Treasury yields widened in early May. We unraveled the fund's bullet structure and sold the zero-coupon bonds.

WHAT ABOUT THE FUND'S INFLATION-INDEXED TREASURY SECURITIES?

    We shifted about 10% of the fund's portfolio into 10-year inflation-indexed Treasury bonds in late May and early June because we felt they were attractively valued compared with nominal (i.e., normal fixed-coupon) Treasury securities. Our gauge of relative value was the yield difference--or spread--between 10-year Treasury notes and 10-year inflation-indexed Treasury securities.

    This yield spread reflects the market's expectations for inflation going forward. In May, the spread dipped below 3%, which we felt was quite narrow considering the 4% long-term average for inflation. We expected inflation-indexed Treasury bonds to outperform nominal Treasury bonds as this spread widened back out.

    But as inflation remained low, the spread actually narrowed further--nominal Treasury yields continued to fall through July, while inflation-indexed bond yields held steady. As a result, the fund missed out on some price appreciation by not holding nominal Treasury bonds.

    After falling as low as 2.5%, the yield spread widened out to 2.8% briefly in August, so we sold the fund's inflation-indexed securities at that time.

AT THE END OF AUGUST, THE BENHAM INTERMEDIATE-TERM GOVERNMENT FUND MERGED INTO THE INTERMEDIATE-TERM TREASURY FUND. DID THIS MERGER HAVE ANY IMPACT ON THE FUND OR ITS PERFORMANCE?

    Not  really.  In the weeks  prior to the merger,  we  gradually  shifted the
Intermediate-Term Government fund's portfolio to look more like the Intermediate-Term Treasury fund. This approach made it very easy to merge the two portfolios into a single fund.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
Treasury Notes          78%
Treasury Bonds          22%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
Treasury Notes          81%
Treasury Bonds          19%


SEMIANNUAL REPORT                        INTERMEDIATE-TERM TREASURY       11


                          INTERMEDIATE-TERM TREASURY

LOOKING  AHEAD,  WHAT IS YOUR  OUTLOOK  FOR THE  BOND  MARKET  OVER THE NEXT SIX
MONTHS?

    We're still in a contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist for long--something will have to give. But until this situation is resolved, the outlook for bond yields is uncertain.

    Over the past year, the five-year Treasury note yield has hovered in a range of 5.8%-6.8%, and it's currently at the low end of this range. If inflation news continues to be favorable, the five-year Treasury yield could fall as low as 5.5%. While that scenario is unlikely, we don't foresee a dramatic rise in yields, either.

    We expect the five-year Treasury yield to remain in the lower half of its recent range until a clearer direction for the U.S. economy emerges.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We plan to maintain the fund's neutral positioning, with an average maturity around six years. We'll also continue to make minor adjustments to the fund's portfolio to take advantage of market opportunities.

    For example, since the end of September, we've added some five-year inflation-indexed Treasury securities to the fund's portfolio. With five-year Treasury yields at 5.8% and five-year inflation-indexed yields at 3.6%, the market is expecting five-year inflation to be 2.2%--the lowest level for implied inflation since the Treasury first issued inflation-indexed securities in January. The best inflationary conditions are probably behind us, so we think inflation-indexed securities offer attractive value relative to nominal Treasury bonds.

    Another advantage of these securities is the November inflation adjustment, which will be a sizable 0.24%--equivalent to a 3% annual rate. Combined with an interest rate of 3.6%, this gives five-year inflation-indexed notes a yield of 6.6%, which is much more attractive than the 5.8% yield of a nominal five-year Treasury note.

THE FUND CONTINUES TO HOLD TREASURY SECURITIES EXCLUSIVELY. DO YOU PLAN TO ADD ANY GOVERNMENT AGENCY SECURITIES TO THE FUND'S PORTFOLIO IN THE FUTURE?

    Yes. In October, we purchased some government agency securities maturing in seven years. We've been avoiding intermediate-term agency securities because they haven't offered much extra yield, but the agency securities we recently bought had yields that were 26 basis points higher than seven-year Treasury yields.

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
3-5 Years               56%
5-7 Years               10%
7-10 Years              25%
10-20 Years              9%


PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
0-3 Years                4%
3-5 Years               58%
5-7 Years                8%
7-10 Years              24%
10-20 Years              6%


12      INTERMEDIATE-TERM TREASURY             AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS
                          INTERMEDIATE-TERM TREASURY

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

               $36,700,000  U.S. Treasury Notes, 5.50%,
                                12/31/00                           $  36,252,701

                32,000,000  U.S. Treasury Notes, 6.375%,
                                3/31/01                               32,429,984

                27,500,000  U.S. Treasury Notes, 6.625%,
                                7/31/01                               28,118,750

                24,600,000  U.S. Treasury Notes, 7.875%,
                                8/15/01                               26,199,000

                29,000,000  U.S. Treasury Notes, 6.375%,
                                9/30/01                               29,416,875

                12,500,000  U.S. Treasury Notes, 6.25%,
                                10/31/01                              12,625,000

                30,000,000  U.S. Treasury Notes, 6.25%,
                                6/30/02                               30,290,610

                33,200,000  U.S. Treasury Notes, 5.75%,
                                8/15/03                               32,702,000

                15,000,000  U.S. Treasury Notes, 6.50%,
                                8/15/05                               15,328,125

                23,000,000  U.S. Treasury Notes, 6.875%,
                                5/15/06                               24,056,551

                 5,500,000  U.S. Treasury Notes, 6.50%,
                                10/15/06                               5,618,591

                14,800,000  U.S. Treasury Bonds, 11.625%,
                                11/15/04                              19,434,250

                17,300,000  U.S. Treasury Bonds, 12.00%,
                                5/15/05                               23,371,211

                22,500,000  U.S. Treasury Bonds, 12.00%,
                                8/15/13, Call Date 8/15/08            32,442,188
                                                                 ---------------

TOTAL U.S. TREASURY SECURITIES--99.8%                                348,285,836
                                                                 ---------------
   (Cost $342,235,606)

TEMPORARY CASH INVESTMENTS--0.2%

                   752,000  FHLMC Discount Note, 6.05%,
                                10/1/97(1)                              752,000
                                                                 ---------------
   (Cost $752,000)

TOTAL INVESTMENT SECURITIES--100.0%                                $349,037,836
                                                                 ===============
   (Cost $342,987,606)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

(1)  THE YIELD TO MATURITY AT PURCHASE IS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS


SEMIANNUAL REPORT                        INTERMEDIATE-TERM TREASURY       13

                              LONG-TERM TREASURY

                                                                          AVERAGE ANNUAL RETURNS
                                6 MONTHS         1 YEAR           3 YEARS         5 YEARS       LIFE OF
FUND(1)
-----------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Long-Term Treasury ............. 11.56%           13.08%          11.85%           8.24%             7.90%

Lehman Long-Term
Government Securities Index .... 11.67%           13.33%          12.62%           8.98%             --(2)

Average General
U.S. Treasury Fund(3) ..........  8.13%            9.49%           9.68%           7.25%             --(2)

Fund's Ranking Among
General U.S.
Treasury Funds(3) ..............   --           2 out of 19     3 out of 14     2 out of 10          --(2)

----------
(1)  INCEPTION DATE WAS SEPTEMBER 8, 1992.

(2)  FIVE-YEAR DATA ARE THE MOST RECENT RETURN DATA AVAILABLE.

(3)  ACCORDING TO LIPPER ANALYTICAL SERVICES.

See pages 32-33 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Life of Fund
$10,000 investment made 9/30/92                     Value on 9/30/97

              Long-Term            Lehman Long-Term
              Treasury               Govt. Index

Sep-92         $10,000                 $10,000
Oct-92         $9,774                  $9,790
Nov-92         $9,854                  $9,835
Dec-92         $10,110                 $10,108
Jan-93         $10,385                 $10,396
Feb-93         $10,773                 $10,749
Mar-93         $10,767                 $10,775
Apr-93         $10,828                 $10,855
May-93         $10,852                 $10,891
Jun-93         $11,320                 $11,354
Jul-93         $11,538                 $11,544
Aug-93         $12,080                 $12,020
Sep-93         $12,114                 $12,059
Oct-93         $12,221                 $12,148
Nov-93         $11,877                 $11,834
Dec-93         $11,893                 $11,870
Jan-94         $12,182                 $12,154
Feb-94         $11,604                 $11,656
Mar-94         $11,075                 $11,143
Apr-94         $10,894                 $11,010
May-94         $10,789                 $10,934
Jun-94         $10,692                 $10,827
Jul-94         $11,013                 $11,198
Aug-94         $10,970                 $11,111
Sep-94         $10,618                 $10,760
Oct-94         $10,584                 $10,720
Nov-94         $10,645                 $10,788
Dec-94         $10,793                 $10,953
Jan-95         $11,046                 $11,237
Feb-95         $11,342                 $11,558
Mar-95         $11,434                 $11,659
Apr-95         $11,621                 $11,865
May-95         $12,479                 $12,780
Jun-95         $12,633                 $12,929
Jul-95         $12,404                 $12,720
Aug-95         $12,665                 $13,005
Sep-95         $12,908                 $13,247
Oct-95         $13,260                 $13,616
Nov-95         $13,586                 $13,965
Dec-95         $13,950                 $14,338
Jan-96         $13,927                 $14,333
Feb-96         $13,244                 $13,638
Mar-96         $12,973                 $13,369
Apr-96         $12,735                 $13,145
May-96         $12,697                 $13,077
Jun-96         $12,951                 $13,358
Jul-96         $12,959                 $13,364
Aug-96         $12,793                 $13,195
Sep-96         $13,139                 $13,563
Oct-96         $13,667                 $14,097
Nov-96         $14,125                 $14,571
Dec-96         $13,762                 $14,218
Jan-97         $13,664                 $14,116
Feb-97         $13,672                 $14,124
Mar-97         $13,319                 $13,764
Apr-97         $13,622                 $14,075
May-97         $13,782                 $14,238
Jun-97         $14,042                 $14,513
Jul-97         $14,856                 $15,347
Aug-97         $14,479                 $14,963
Sep-97         $14,856                 $15,370


Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. The graph begins on 9/30/92, the date nearest the fund's 9/8/92 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE
                                   9/30/97           3/31/97
Number of Securities                  10                 8
Weighted Average Maturity         21.0 years        20.9 years
Average Duration                  10.6 years        10.1 years
Expense Ratio                       0.57%*             0.60%

* Annualized.


YIELD AS OF SEPTEMBER 30, 1997
                                   30-DAY
                                     SEC
                                    YIELD
Long-Term Treasury                  6.04%

Yield is defined in the Glossary on page 33.


14     LONG-TERM TREASURY                     AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TREASURY

MANAGEMENT Q & A

    An interview with Dave Schroeder, a portfolio manager on the Benham Treasury funds investment team.

HOW DID THE FUND PERFORM?

    The fund's return reflected favorable bond market conditions, and it outperformed the average Treasury fund by a wide margin. For the six months ended September 30, 1997, the fund had a total return of 11.56%, compared with the 8.13% average return of the 19 "General U.S. Treasury Funds" tracked by Lipper Analytical Services. (See the Total Returns table on the previous page for other fund performance comparisons.)

WHY DID THE FUND  PERFORM SO WELL  COMPARED  WITH THE AVERAGE  GENERAL  TREASURY
FUND?

    It's mainly the fund's longer duration (a measure of the fund's sensitivity to changes in interest rates) relative to the other funds in its Lipper group. The fund's duration of around 10 years is significantly longer than the 7-year Lipper group average. Because of the fund's heightened interest rate sensitivity, its returns tend to be toward the bottom of its category when bond yields rise. But when yields fall--as they did during the past six months--the fund tends to be one of the best performers.

[bar chart - data below]

LONG-TERM TREASURY'S ONE-YEAR RETURNS SINCE INCEPTION
(Periods ended September 30)
               Long-Term           Lehman Long-Term
               Treasury              Govt. Index
9/93            21.14%                 20.59%
9/94           -12.35%                -10.77%
9/95            21.57%                 23.11%
9/96             1.78%                  2.39%
9/97            13.08%                 13.33%

This graph illustrates the fund's returns since its inception and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 32 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.


SEMIANNUAL REPORT                                LONG-TERM TREASURY       15


                              LONG-TERM TREASURY

DID THE FUND'S DURATION CHANGE MUCH DURING THE PAST SIX MONTHS?

    Yes. The fund's duration typically fluctuates between 9.7 years and 10.7 years, and we frequently make adjustments within this range as market conditions change.

    The fund began the period with a duration of 10.1 years, but we extended the fund's duration in mid-April when the 30-year Treasury bond yield hit 7.2% --about as high as it's been in the last two years. We felt this was an attractive yield, especially considering the prevailing low-inflation environment. We sold the fund's shortest-term security and purchased a 30-year Treasury bond to extend the fund's duration out to 10.6 years.

DID YOU MAINTAIN THIS POSITION FOR THE REST OF THE PERIOD?

    Pretty much, except for a brief period in July and August, when we shortened the fund's duration back to less than 10 years. The 30-year Treasury bond yield had fallen to 6.3%, resulting in price gains of more than 10%. Since this yield was close to the bottom of its range over the past year, we felt it was a good time to lock in the price gains, so we sold the fund's 30-year bond.

    Long-term yields rose to 6.7% in mid-August as the market absorbed some new supply. We took advantage of this temporary yield increase to lengthen the fund' s duration back out to around 10.5 years. We maintained this position through the end of September, by which time the 30-year Treasury yield had fallen to 6.4%.

IN THE LAST REPORT, YOU MENTIONED THE POSSIBILITY OF ADDING ZERO-COUPON TREASURY BONDS TO THE FUND'S PORTFOLIO. DID THE FUND INVEST IN THESE SECURITIES?

    No. Early in the period, we were considering a strategy that would take advantage of the unusually narrow gap between 10-year Treasury yields and 30-year Treasury yields. Zero-coupon bonds would have enhanced returns earned from this approach. However, we ultimately decided against using this strategy.

DID THE FUND HOLD ANY GOVERNMENT AGENCY SECURITIES?

    No. There has been virtually no new issuance from government agencies in the longer maturities; most of their new issuance tends to mature in 10 years or less. As a result, long-term agency yields have not been very attractive. 30-year

[pie charts]

PORTFOLIO COMPOSITION BY MATURITY (as of 9/30/97)
10-20 Years              40%
20-25 Years              35%
25-30 Years              25%

PORTFOLIO COMPOSITION BY MATURITY (as of 3/31/97)
10-20 Years              28%
20-25 Years              54%
25-30 Years              18%

16     LONG-TERM TREASURY                        AMERICAN CENTURY INVESTMENTS


                              LONG-TERM TREASURY

agency yields have been approximately 25-30 basis points higher than 30-year Treasury yields. This yield spread is virtually the same as for intermediate-term securities, so there is no advantage to buying long-term agency securities.

LOOKING  AHEAD,  WHAT IS YOUR  OUTLOOK  FOR THE  BOND  MARKET  OVER THE NEXT SIX
MONTHS?

    We're still in a contradictory environment of strong economic growth and low inflation. These two conditions can't co-exist for long--something will have to give. But until this situation is resolved, the outlook for bond yields is uncertain.

    Over the past year, the 30-year Treasury bond yield has hovered in a range of 6.2%-7.2%, and it's currently at the low end of this range. If inflation news continues to be favorable, the 30-year Treasury yield could fall as low as 6%. While that scenario is unlikely, we don't foresee a dramatic rise in yields, either.

    We expect the 30-year Treasury yield to remain in the lower half of its recent range until a clearer direction for the U.S. economy emerges.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    We plan to maintain the fund's current  positioning,  with a duration around
10.5 years. If long-term yields approach 6%, we'll probably look to shorten the fund's duration because yields aren't likely to go much lower than that.


SEMIANNUAL REPORT                                LONG-TERM TREASURY       17


                            SCHEDULE OF INVESTMENTS
                              LONG-TERM TREASURY

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                  Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

              $  8,200,000  U.S. Treasury Bonds, 12.00%,
                                8/15/13, Call Date 8/15/08        $   11,823,375

                 6,600,000  U.S. Treasury Bonds, 11.25%,
                                2/15/15                                9,933,000

                11,500,000  U.S. Treasury Bonds, 7.25%,
                                5/15/16                               12,491,875

                13,000,000  U.S. Treasury Bonds, 8.75%,
                                5/15/17                               16,274,375

                 8,500,000  U.S. Treasury Bonds, 8.875%,
                                2/15/19                               10,837,500

                11,800,000  U.S. Treasury Bonds, 8.125%,
                                8/15/19                               14,045,682

                15,500,000  U.S. Treasury Bonds, 8.75%,
                                8/15/20                               19,655,938

                23,000,000  U.S. Treasury Bonds, 7.125%,
                                2/15/23                               24,804,051

                 6,000,000  U.S. Treasury Bonds, 6.625%,
                                2/15/27                                6,144,372
                                                                 ---------------

TOTAL U.S. TREASURY SECURITIES--99.6%                                126,010,168
                                                                 ---------------
   (Cost $118,227,844)

TEMPORARY CASH INVESTMENTS--0.4%

                   463,000  FHLMC Discount Note, 6.05%,
                                10/1/97(1)                               463,000
                                                                 ---------------
   (Cost $463,000)

TOTAL INVESTMENT SECURITIES--100.0%                                 $126,473,168
                                                                 ===============
   (Cost $118,690,844)


NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = FEDERAL HOME LOAN MORTGAGE CORPORATION

(1)  THE YIELD TO MATURITY AT PURCHASE IS INDICATED.

SEE NOTES TO FINANCIAL STATEMENTS


18      LONG-TERM TREASURY                     AMERICAN CENTURY INVESTMENTS


                     STATEMENTS OF ASSETS AND LIABILITIES

                                                   INTERMEDIATE-
                                     SHORT-TERM        TERM        LONG-TERM
SEPTEMBER 30, 1997 (UNAUDITED)        TREASURY       TREASURY       TREASURY

ASSETS
Investment securities, at value
  (identified cost of $37,656,180,
  $342,987,606, and $118,690,844,
  respectively) (Note 3) .......    $37,817,331    $349,037,836    $126,473,168

Cash ...........................             --       1,906,672         110,874

Interest receivable ............        508,740       4,785,713       1,617,158
                                  -------------   -------------   -------------
                                     38,326,071     355,730,221     128,201,200
                                  -------------   -------------   -------------
LIABILITIES

Disbursements in excess of
  demand deposit cash ..........        274,679         490,216          77,174

Payable for capital
  shares redeemed ..............         57,425         852,080          68,388

Accrued management fee (Note 2)          16,219         149,438          52,934

Dividends payable ..............         22,308         215,044          83,437

Accrued expenses and
  other liabilities ............          1,809           3,282           1,904
                                  -------------   -------------   -------------
                                        372,440       1,710,060         283,837
                                  -------------   -------------   -------------
Net Assets Applicable to

Outstanding Shares .............  $  37,953,631   $ 354,020,161   $ 127,917,363
                                  =============   =============   =============
CAPITAL SHARES

Outstanding (Unlimited number
  of shares authorized) ........      3,879,640      33,997,296      12,688,840
                                  =============   =============   =============
Net Asset Value Per Share ......  $        9.78   $       10.41   $       10.08
                                  =============   =============   =============
NET ASSETS CONSIST OF:

Capital paid in ................  $  38,028,395   $ 356,621,844   $ 122,589,085

Accumulated net realized loss on
  investment transactions ......       (235,915)     (8,651,913)     (2,454,046)

Net unrealized appreciation on
  investments (Note 3) .........        161,151       6,050,230       7,782,324
                                  -------------   -------------   -------------
                                  $  37,953,631   $ 354,020,161   $ 127,917,363
                                  =============   =============   =============

SEE NOTES TO FINANCIAL STATEMENTS


SEMIANNUAL REPORT               STATEMENTS OF ASSETS AND LIABILITIES         19

                           STATEMENTS OF OPERATIONS

                                              INTERMEDIATE-
                                SHORT-TERM        TERM           LONG-TERM
SEPTEMBER 30, 1997 (UNAUDITED)   TREASURY       TREASURY          TREASURY

FOR THE SIX MONTHS ENDED
SEPTEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME

Income:
Interest ....................   $ 1,127,623    $ 10,346,556    $  4,438,271
                               ------------    ------------    ------------

Expenses (Note 2):

Investment advisory fees ....        66,842         589,203         228,910

Administrative fees .........        11,573         101,989          41,622

Transfer agency fees ........        11,510          77,150          66,019

Printing and postage ........         6,811          34,620          13,674

Registration and filing fees          9,613          11,088          13,035

Custodian fees ..............         8,078           9,236           4,804

Auditing and legal fees .....         2,234           6,260           2,857

Directors' fees and expenses          2,838           6,104           3,494

Organization costs ..........         1,454            --             1,454

Other operating expenses ....         1,167           5,043           2,288
                               ------------    ------------    ------------
  Total expenses ............       122,120         840,693         378,157

Amount waived (Note 2) ......       (14,872)           --            (5,935)
                               ------------    ------------    ------------
  Net expenses ..............       107,248         840,693         372,222
                               ------------    ------------    ------------
Net investment income .......     1,020,375       9,505,863       4,066,049
                               ------------    ------------    ------------
REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized gain (loss)
  on investments ............        19,902        (210,824)        172,979

Change in net unrealized
  appreciation on investments       371,515      11,235,840      10,082,671
                               ------------    ------------    ------------
Net realized and unrealized
  gain on investments .......       391,417      11,025,016      10,255,650
                               ------------    ------------    ------------
Net Increase in Net Assets
  Resulting from Operations .   $ 1,411,792    $ 20,530,879    $ 14,321,699
                               ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS


20      STATEMENTS OF OPERATIONS               AMERICAN CENTURY INVESTMENTS


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED
SEPTEMBER 30, 1997 (UNAUDITED)            SHORT-TERM                   INTERMEDIATE-TERM                      LONG-TERM
AND MARCH 31, 1997                         TREASURY                         TREASURY                          TREASURY

                                    Sept. 30,       March 31,       Sept. 30,        March 31,        Sept. 30,        March 31,
Increase in Net Assets                1997            1997            1997             1997             1997             1997

OPERATIONS

Net investment income ........   $  1,020,375    $  1,857,387    $   9,505,863    $  18,171,895    $   4,066,049    $   7,541,443

Net realized gain
  (loss) on investments ......         19,902        (250,752)        (210,824)        (924,136)         172,979       (1,648,291)

Change in net unrealized
  appreciation (depreciation)
  on investments .............        371,515         (25,367)      11,235,840       (5,211,554)      10,082,671       (2,530,525)
                                  -----------     -----------      -----------      -----------      -----------      -----------
Net increase in net assets
  resulting from operations ..      1,411,792       1,581,268       20,530,879       12,036,205       14,321,699        3,362,627
                                  -----------     -----------      -----------      -----------      -----------      -----------
DISTRIBUTIONS TO
SHAREHOLDERS

From net investment income ...     (1,020,375)     (1,857,387)      (9,505,863)     (18,170,832)      (4,066,049)      (7,541,443)

From net realized gains
  from investment transactions           --          (314,362)            --               --               --               --
                                  -----------     -----------      -----------      -----------      -----------      -----------
Decrease in net assets
  from distributions .........     (1,020,375)     (2,171,749)      (9,505,863)     (18,170,832)      (4,066,049)      (7,541,443)
                                  -----------     -----------      -----------      -----------      -----------      -----------
CAPITAL SHARE
TRANSACTIONS

Proceeds from
  shares sold ................     13,165,975      20,702,093       57,559,297      135,941,496       38,506,135      121,731,884

Proceeds from
  shares issued in
  connection with
  acquisition (Note 4) .......           --              --         21,979,378             --               --               --

Proceeds from
  reinvestment
  of distributions ...........        781,256       1,701,032        8,120,707       15,158,997        3,677,789        6,721,638

Payments for
  shares redeemed ............    (12,239,294)    (21,606,539)     (73,448,435)    (127,201,582)     (51,092,054)    (108,445,771)
                                  -----------     -----------      -----------      -----------      -----------      -----------
Net increase (decrease)
  in net assets
  from capital share
  transactions ...............      1,707,937         796,586       14,210,947       23,898,911       (8,908,130)      20,007,751
                                  -----------     -----------      -----------      -----------      -----------      -----------
Net increase in net assets ...      2,099,354         206,105       25,235,963       17,764,284        1,347,520       15,828,935

NET ASSETS

Beginning of period ..........     35,854,277      35,648,172      328,784,198      311,019,914      126,569,843      110,740,908

End of period ................   $ 37,953,631    $ 35,854,277    $ 354,020,161    $ 328,784,198    $ 127,917,363    $ 126,569,843
                                  ===========     ===========      ===========      ===========      ===========      ===========
TRANSACTIONS IN
SHARES OF THE FUNDS

Sold .........................      1,350,951       2,110,951        5,587,550       13,222,087        3,937,299       12,640,532

Issued in connection
  with acquisition (Note 4) ..           --              --          2,112,963             --               --               --

Issued in reinvestment
  of distributions ...........         80,229         173,971          791,021        1,484,213          377,391          703,288

Redeemed .....................     (1,255,502)     (2,205,268)      (7,160,633)     (12,410,526)      (5,206,244)     (11,213,547)
                                  -----------     -----------      -----------      -----------      -----------      -----------
Net increase (decrease) ......        175,678          79,654        1,330,901        2,295,774         (891,554)       2,130,273
                                  ===========     ===========      ===========      ===========      ===========      ===========

SEE NOTES TO FINANCIAL STATEMENTS


SEMIANNUAL REPORT               STATEMENTS OF CHANGES IN NET ASSETS       21


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Short-Term Treasury Fund (Short-Term), American Century - Benham Intermediate-Term Treasury Fund (Intermediate-Term), and American Century - Benham Long-Term Treasury Fund (Long-Term) ( the "Funds") are three of the eight funds issued by the Trust. Short-Term seeks to earn and distribute the highest level of current income exempt from state income taxes as is consistent with preservation of capital. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury. Intermediate-Term seeks to earn and distribute the highest level of current income consistent with the conservation of assets and the safety provided by U.S. Treasury bills, notes, and bonds. The Fund intends to pursue its investment objectives by investing primarily in U.S. Treasury notes, which carry the direct full faith and credit pledge of the U.S. government. Long-Term seeks to provide a consistent and high level of current income exempt from state taxes. The Fund intends to pursue its investment objectives by investing exclusively in securities issued or guaranteed by the U.S. Treasury. The Funds invest primarily in U.S. Treasury securities with maturities based on each Funds' investment objectives. The following significant accounting policies, related to the Funds, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts are accrued to maturity on a straight-line basis (except zero-coupon securities which are amortized using the effective interest rate method), and premiums are amortized using the effective interest rate method.

    INCOME TAX STATUS--It is the Funds' policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 1997, accumulated net realized capital loss carryovers of $232,104 for Short-Term, $6,688,256 for Intermediate-Term and $1,487,903 for Long-Term (expiring 2003 through 2005) may be used to offset future taxable gains. Short-Term, Intermediate-Term and Long-Term have elected to treat $6,878, $1,529,071 and $355,015, respectively, of net capital losses incurred in the five month period ended March 31, 1997, as having been incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES-- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


22      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Funds approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Funds and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Funds in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. Short-Term, Intermediate-Term and Long-Term are included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for the Funds is as follows:

0.2800% of the first $1 billion
0.2280% of the next $1 billion
0.1980% of the next $3 billion
0.1780% of the next $5 billion
0.1650% of the next $15 billion
0.1630% of the next $25 billion
0.1625% of the average daily net assets over $50 billion


The annualized Complex Fee schedule (for all Funds) is as follows:

0.3100% of the first $2.5 billion
0.3000% of the next $7.5 billion
0.2985% of the next $15 billion
0.2970% of the next $25 billion
0.2960% of the next $50 billion
0.2950% of the next $100 billion
0.2940% of the next $100 billion
0.2930% of the next $200 billion
0.2920% of the next $250 billion
0.2910% of the next $500 billion
0.2900% of the average daily net assets over $1,250 billion

  The following expenses, incurred under the new management agreement, were included in Investment Advisory Fees in the Statements of Operations:

                         SHORT-TERM           INTERMEDIATE-TERM       LONG-TERM
--------------------------------------------------------------------------------
Total expenses .........   $34,158                $292,099             $107,521

  Total expenses and the annualized ratio of operating expenses to average net assets, under the previous agreement, for the four months ended July 31, 1997, were as follows:

                                 SHORT-TERM     INTERMEDIATE-TERM     LONG-TERM

Total expenses
   (net of amount waived) .......  $73,090          $548,594           $264,701

Ratio of operating
  expenses to
  average net assets ............   0.59%             0.50%             0.59%


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       23


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

   Investment transactions, excluding short-term investments, for the six months ended September 30, 1997, were as follows:

                            SHORT-TERM        INTERMEDIATE-TERM       LONG-TERM
PURCHASES
--------------------------------------------------------------------------------
U.S. Treasury and
Agency Obligations .......  $41,451,246          $222,879,575        $13,980,469

PROCEEDS FROM SALES
--------------------------------------------------------------------------------
U.S. Treasury and
Agency Obligations .......  $39,790,098          $226,754,663        $22,695,391


  On September 30, 1997, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

                                 SHORT-TERM    INTERMEDIATE-TERM      LONG-TERM
--------------------------------------------------------------------------------
Appreciation ..............       $ 169,567        $ 6,379,244        $7,782,324

Depreciation ..............          (8,416)          (329,014)             --
                              -------------      -------------     -------------
Net .......................       $ 161,151        $ 6,050,230        $7,782,324
                              =============      =============    ==============

  The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

--------------------------------------------------------------------------------
4. REORGANIZATION PLAN

  On August 29, 1997, Intermediate-Term acquired all of the net assets of the American Century - Benham Intermediate-Term Government Fund (Intermediate-Term Government), pursuant to a plan of reorganization approved by the acquired fund's shareholders on July 30, 1997.

  The acquisition was accomplished by a tax-free exchange of 2,112,963 shares of Intermediate-Term for 2,245,781 shares of Intermediate-Term Government, outstanding on August 29, 1997. The net assets of Intermediate-Term and Intermediate-Term Government immediately before the acquisitions were $325,428,315 and $21,794,449, respectively. Intermediate-Term Government's unrealized depreciation of $59,574 was combined with that of Intermediate-Term. Immediately after the acquisition, the combined net assets of Intermediate-Term (the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization fund) were $347,222,764.

  Intermediate-Term   acquired  capital  loss   carryforwards  of  approximately
$110,718. These acquired capital loss carryforwards are subject to limitations on their use under the Internal Revenue Code, as amended.


24      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                              FINANCIAL HIGHLIGHTS
                               SHORT-TERM TREASURY

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                               1997(1)         1997           1996            1995           1994          1993(2)
PER-SHARE DATA
Net Asset Value,
Beginning of Period .........  $9.68           $9.84          $9.73           $9.86         $10.04         $10.00
                             --------       --------       --------        --------       --------       --------
Income From
Investment Operations

  Net Investment Income .....   0.27           0.52           0.53            0.50           0.36           0.25

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ..............   0.10          (0.07)          0.11           (0.13)         (0.14)          0.04
                             --------       --------       --------        --------       --------       --------
  Total From
  Investment Operations .....   0.37           0.45           0.64            0.37           0.22           0.29
                             --------       --------       --------        --------       --------       --------
Distributions

  From Net
  Investment Income .........  (0.27)         (0.52)         (0.53)          (0.50)         (0.36)         (0.25)

  From Net Realized
  Capital Gains .............    --           (0.09)           --              --           (0.03)           --

  In Excess of Net
  Realized Gains ............    --             --             --              --           (0.01)           --
                             --------       --------       --------        --------       --------       --------
  Total Distributions .......  (0.27)         (0.61)         (0.53)          (0.50)         (0.40)         (0.25)
                             --------       --------       --------        --------       --------       --------
Net Asset Value,
End of Period ...............  $9.78          $9.68          $9.84           $9.73          $9.86         $10.04
                             ========       ========       ========        ========       ========       ========
  Total Return(3) ...........   3.84%          4.62%          6.71%           3.85%          2.16%          2.79%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....... 0.58%(4)         0.61%          0.67%           0.67%          0.58%           --

Ratio of Net Investment
Income to Average
Net Assets ..................5.48%(4)         5.26%          5.39%           5.22%          3.53%          4.50%(4)

Portfolio Turnover Rate .....   114%           234%           224%            141%           262%           158%

Net Assets, End
of Period (in thousands) ....$37,954          $35,854       $35,648         $56,090        $24,929         $14,889

----------
(1) SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED).

(2) SEPTEMBER 8, 1992 (INCEPTION) THROUGH MARCH 31, 1993.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       25


                             FINANCIAL HIGHLIGHTS
                          INTERMEDIATE-TERM TREASURY

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                               1997(1)      1997           1996           1995            1994           1993

PER-SHARE DATA

Net Asset Value,
Beginning of Period .........  $10.06         $10.24         $  9.99         $10.18         $10.73         $10.52
                             --------       --------       --------        --------       --------       --------
Income From
Investment Operations

  Net Investment Income .....   0.30           0.58           0.58            0.53           0.48           0.56

  Net Realized and
  Unrealized Gain

  (Loss) on Investment
  Transactions ..............   0.35          (0.18)          0.25           (0.19)         (0.27)          0.69
                             --------       --------       --------        --------       --------       --------
  Total From
  Investment Operations .....   0.65           0.40           0.83            0.34           0.21           1.25
                             --------       --------       --------        --------       --------       --------
Distributions

  From Net
  Investment Income .........  (0.30)         (0.58)         (0.58)          (0.53)         (0.48)         (0.56)

  From Net
  Realized Capital Gains ....    --             --             --              --           (0.06)         (0.48)

  In Excess of Net
  Realized Capital Gains ....    --             --             --              --           (0.22)           --
                             --------       --------       --------        --------       --------       --------
  Total Distributions .......  (0.30)         (0.58)         (0.58)          (0.53)         (0.76)         (1.04)
                             --------       --------       --------        --------       --------       --------
Net Asset Value,
End of Period ............... $10.41         $10.06         $10.24           $9.99         $10.18         $10.73
                             ========       ========       ========        ========       ========       ========
  Total Return(2) ...........   6.51%          4.05%          8.42%           3.54%          1.85%         12.36%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....... 0.51%(3)         0.51%          0.53%           0.53%          0.51%          0.53%

Ratio of Net Investment
Income to Average
Net Assets .................. 5.78%(3)         5.72%          5.65%           5.35%          4.50%          5.18%

Portfolio Turnover Rate .....   69%(4)          110%           168%             92%           213%           299%

Net Assets, End
of Period (in thousands) .... $354,020       $328,784       $311,020        $305,353       $351,369       $391,538

----------
(1) SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED).

(2) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(3) ANNUALIZED.

(4) PURCHASES, SALES AND MARKET VALUE AMOUNTS, FOR BENHAM INTERMEDIATE-TERM GOVERNMENT, PRIOR TO THE MERGER WERE EXCLUDED FROM THE PORTFOLIO TURNOVER CALCULATION. SEE NOTE 4 IN NOTES TO FINANCIAL STATEMENTS.

SEE NOTES TO FINANCIAL STATEMENTS


26      FINANCIAL HIGHLIGHTS                   AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                              LONG-TERM TREASURY

  FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED MARCH 31 (EXCEPT AS NOTED)

                               1997(1)         1997           1996            1995           1994          1993(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period .........  $9.32           $9.67          $9.05           $9.38         $10.24         $10.00
                             --------       --------       --------        --------       --------       --------
Income From
Investment Operations

  Net Investment Income .....   0.30           0.60           0.60            0.60           0.63           0.39

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ..............   0.76          (0.35)          0.62           (0.33)         (0.27)          0.24
                             --------       --------       --------        --------       --------       --------
  Total From
  Investment Operations .....   1.06           0.25           1.22            0.27           0.36           0.63
                             --------       --------       --------        --------       --------       --------
Distributions

  From Net
  Investment Income .........  (0.30)         (0.60)         (0.60)          (0.60)         (0.63)         (0.39)

  From Net Realized
  Capital Gains .............    --             --             --              --           (0.45)           --

  In Excess of Net
  Realized Capital Gains ....    --             --             --              --           (0.14)           --
                             --------       --------       --------        --------       --------       --------
  Total Distributions .......  (0.30)         (0.60)         (0.60)          (0.60)         (1.22)         (0.39)
                             --------       --------       --------        --------       --------       --------
Net Asset Value,
End of Period ............... $10.08          $9.32          $9.67           $9.05          $9.38         $10.24
                             ========       ========       ========        ========       ========       ========
  Total Return(3) ...........  11.56%          2.65%         13.46%           3.25%          2.87%          6.48%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ....... 0.57%(4)         0.60%          0.67%           0.67%          0.57%           --

Ratio of Net
Investment Income
to Average Net Assets ....... 6.22%(4)         6.28%          5.93%           6.84%          5.89%        7.18%(4)

Portfolio Turnover Rate .....     11%            40%           112%            147%           200%            57%

Net Assets, End
of Period (in thousands) .... $127,917        $126,570      $110,741        $34,906        $18,003        $20,975

----------
(1) SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED).

(2) SEPTEMBER 8, 1992 (INCEPTION) THROUGH MARCH 31, 1993.

(3) TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS, IF ANY. TOTAL RETURNS FOR PERIODS LESS THAN ONE YEAR ARE NOT ANNUALIZED.

(4) ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       27


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

   To vote on the selection by the Board of Trustees of Coopers & Lybrand LLP as independent auditors for the Trust.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                      2,401,498        21,351,988        7,294,653
     Withheld:                    23,168           293,939           65,685
     Abstain:                     27,058           201,949          149,804

PROPOSAL 2:

   To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                      2,341,581        20,881,287        7,118,693
     Against:                     82,557           683,184          185,054
     Abstain:                     27,586           283,405          206,395

PROPOSAL 3:

   To vote on the adoption of standardized investment limitations for the following items:

* Eliminate the fundamental investment limitation concerning diversification of investments.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                      2,182,540                -         6,051,465
     Against:                    118,895                -           438,114
     Abstain:                     50,817                -           275,225
     Broker
        Non-Vote:                 99,472                -           745,338

* Amend the fundamental investment limitation concerning the issuance of senior securities.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                        2,162,023       20,070,300       5,979,032
     Against:                      138,227        1,122,961         467,990
     Abstain:                       52,002          399,518         317,782
     Broker
        Non-Vote:                   99,472          255,097         745,338

*  Amend the fundamental investment limitation concerning borrowing.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                        2,158,578       19,940,770       5,943,697
     Against:                      153,579        1,265,502         521,642
     Abstain:                       40,095          386,507         299,465
     Broker
        Non-Vote:                   99,472          255,097         745,338

*  Amend the fundamental investment limitation concerning lending.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                        2,160,383       19,946,804       5,978,187
     Against:                      136,559        1,253,150         493,742
     Abstain:                       55,310          392,825         292,875
     Broker
        Non-Vote:                   99,472          255,097         745,338

* Amend the fundamental investment limitation concerning concentration of investments in a particular industry.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                     2,168,631              -         5,963,065
     Against:                   128,987              -           481,816
     Abstain:                    54,634              -           319,923
     Broker
        Non-Vote:                99,472              -           745,338


28      PROXY VOTING RESULTS                    AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

*  Eliminate  the  fundamental   limitation   concerning   investment  in  other
   investment companies. (Intermediate-Term only)

    For:                                    19,936,697
    Against:                                 1,272,342
    Abstain:                                  383,740
    Broker Non-Vote:                          255,097

* Amend the fundamental investment limitation concerning investments in real estate. (Intermediate-Term only)

       For:                                  20,020,751
       Against:                              1,194,335
       Abstain:                               377,693
       Broker Non-Vote:                       255,097

*  Amend  the  fundamental   investment  limitation   concerning   underwriting.
   (Intermediate-Term only)

       For:                                  19,975,210
       Against:                              1,223,594
       Abstain:                               393,975
       Broker Non-Vote:                       255,097

*  Amend the fundamental investment limitation concerning commodities.

                                SHORT-         INTERMEDIATE-        LONG-
                                 TERM              TERM             TERM

     For:                        2,127,769       19,890,714       5,917,806
     Against:                      172,159        1,315,329         537,634
     Abstain:                       52,324          386,736         309,364
     Broker
        Non-Vote:                   99,472          255,097         745,338

*  Eliminate    the    fundamental    limitation    concerning    short   sales.
   (Intermediate-Term only)

       For:                                     19,929,940
       Against:                                 1,278,654
       Abstain:                                  384,185
       Broker Non-Vote:                          255,097

* Eliminate the fundamental investment limitation concerning margin purchases of securities. (Intermediate-Term only)

       For:                                     19,903,097
       Against:                                 1,312,600
       Abstain:                                  377,082
       Broker Non-Vote:                          255,097

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors. (Intermediate-Term only)

       For:                                     19,876,221
       Against:                                 1,330,717
       Abstain:                                  385,841
       Broker Non-Vote:                          255,097

* Eliminate the fundamental investment limitation concerning investments in restricted securities. (Intermediate-Term only)

       For:                                      20,018,276
       Against:                                  1,216,212
       Abstain:                                   358,291
       Broker Non-Vote:                           255,097

    The following proposal was voted on by the shareholders of the Benham Intermediate-Term Government Fund.

    See Note 4 in the notes to financial statements.

PROPOSAL 1:

    To vote on the approval of a plan of reorganization.

       For:                                     1,711,199
       Against:                                   12,333
       Abstain:                                   4,374
       Broker Non-Vote:                             --


SEMIANNUAL REPORT                             PROXY VOTING RESULTS          29


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


30      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES

SEMIANNUAL REPORT                                             NOTES       31


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    SHORT-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 1-3 years.

    INTERMEDIATE-TERM TREASURY seeks current income by investing exclusively in securities issued by the U.S. Treasury. The fund typically maintains an average maturity of 1-10 years.

    LONG-TERM TREASURY seeks current income by investing primarily in securities issued by the U.S. Treasury. The fund may also invest up to 35% of its assets in securities issued by U.S. government agencies. The fund typically maintains an average maturity of 20-30 years.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The LEHMAN 1- TO 3-YEAR GOVERNMENT SECURITIES INDEX is an index of U.S. Treasury and government agency securities with maturities between 1 and 3 years.

    The MERRILL LYNCH 1- TO 10-YEAR TREASURY INDEX is an index of U.S. Treasury securities with remaining maturities between 1 and 10 years.

    The LEHMAN LONG-TERM GOVERNMENT SECURITIES INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objective. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper categories for the U.S. Treasury funds are:

    SHORT U.S. TREASURY FUNDS (Short-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of less than three years.

    INTERMEDIATE U.S. TREASURY FUNDS (Intermediate-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds with average maturities of 5-10 years.

    GENERAL U.S. TREASURY FUNDS (Long-Term Treasury)--funds that invest at least 65% of assets in U.S. Treasury bills, notes and bonds.

INVESTMENT TEAM LEADERS

  Portfolio Managers                         Bob Gahagan
                                             Dave Schroeder


32      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on pages 25-27.


YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.


PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)


INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

* YIELD CURVE--a graphic representation of the relationship between maturity and yield for fixed-income securities. Yield curve graphs plot lengthening maturities along the horizontal axis and rising yields along the vertical axis. Most "normal" yield curves start in the lower left corner of the graph and rise to the upper right corner, indicating that yields rise as maturities lengthen. This upward sloping yield curve illustrates a normal risk/return relationship--more return (yield) for more risk (a longer maturity). Conversely, a "flat" yield curve provides little or no extra return for taking on more risk.

SECURITY TYPES

* U.S. GOVERNMENT AGENCY SECURITIES--debt securities issued by U.S. government agencies (such as the Federal Home Loan Bank and the Federal Farm Credit Bank). Some agency securities are backed by the full faith and credit of the U.S. government, while others are guaranteed only by the issuing agency. Government agency securities include discount notes (maturing in one year or less) and medium-term notes, debentures and bonds (maturing in three months to 50 years).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).

* ZERO-COUPON BONDS (ZEROS)--bonds that make no periodic interest payments. Instead, they are sold at a deep discount and then redeemed for their full face value at maturity. When held to maturity, a zero's entire return comes from the difference between its purchase price and its value at maturity. The funds typically only invest in zeros issued by the U.S. Treasury.


SEMIANNUAL REPORT                                          GLOSSARY       33

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9711           [recycled logo]
SH-BKT-10282      Recycled

                                  [BOOK THREE]

                                   SEMIANNUAL
                                     REPORT

                             [american century logo]
                                    American
                                 Century(reg.sm)

                               SEPTEMBER 30, 1997

                                     BENHAM
                                      GROUP

                                      GNMA

                               TABLE OF CONTENTS

     Report Highlights .............................................      1
     Our Message to You ............................................      2
     Market Perspective ............................................      3
     Performance & Portfolio Information ...........................      4
     Management Q & A ..............................................      5
     Schedule of Investments .......................................      8
     Statement of Assets and Liabilities ...........................     10
     Statement of Operations .......................................     11
     Statements of Changes in Net Assets ...........................     12
     Notes to Financial Statements .................................     13
     Financial Highlights ..........................................     15
     Proxy Voting Results ..........................................     16
     Retirement Account Information ................................     18
     Background Information
                Investment Philosophy & Policies ...................     20
                Comparative Indices ................................     20
                Lipper Rankings ....................................     20
                Investment Team Leaders ............................     20
     Glossary ......................................................     21


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
          GNMA

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                 AMERICAN CENTURY INVESTMENTS


                               REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Prices rose and yields fell on mortgage-backed securities during the six months ended September 30, 1997. Nevertheless, "real" yields--stated yields minus the rate of inflation--remained high because inflation was low.

* Yields declined partly because inflation was tame and because the Federal Reserve elected to hold short-term interest rates steady throughout the period.

* Strong demand for the relatively higher yields mortgage-backed securities offer over Treasurys also helped boost prices and lower yields.

* GNMAs performed well relative to Treasury securities during the first and second quarters of 1997, but they lagged in the third quarter, when lower interest rates caused a sharp increase in mortgage prepayments.

* In late July, the yield on the 10-year Treasury note--a benchmark for mortgage pricing-- fell below 6.20%, a key mortgage refinancing threshold. The dip below 6.20% exposed more than $180 billion in 8% mortgage-backed securities to prepayments.

GNMA

* After building a big lead over its peers in the first quarter, the fund gave back some of that outperformance during the second and third quarters. For the six months ended September 30, 1997, the fund returned 6.40%, compared with the 6.70% return of the average GNMA fund.

* The fund continued to produce solid long-term returns, ranking in the top 25% among GNMA funds for the one-, five- and ten-year periods ended September 30, 1997.

* The keys to the fund's strong long-term performance are our lower-than-average expenses and the fact that we manage the fund to mimic the Salomon Brothers 30-year GNMA Index, which has historically outperformed most GNMA funds.

* To enhance the fund's performance relative to the index, we underweighted higher-coupon mortgages, which we felt were likely to be refinanced as interest rates declined.

* Going forward, we're likely to continue to underweight higher-coupon mortgages relative to the index. We'll also look for attractive substitutes for mortgage-backed securities we feel are likely to be refinanced.

                   GNMA

TOTAL RETURNS:            AS OF 9/30/97
     6 Months                    6.40%*
     1 Year                       9.96%

30-DAY SEC YIELD:                 6.69%

NET ASSETS:                $1.2 billion
     (AS OF 9/30/97)

INCEPTION DATE:                 9/23/85

TICKER SYMBOL:                    BGNMX

* Not annualized.


Many of the investment terms in this report are defined in the Glossary on page 21.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the six months ended September 30, 1997, mortgage-backed securities posted strong gains. In the following pages, the fund's investment team provides further details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed business partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

Sincerely,


/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                              MARKET PERSPECTIVE

[line graph - data below]

Mortgage Refinancing Trends
April through September '97

               10-Year                         Index of
          Treasury Note Yield          Refinancing Applications
              (left scale)                    (right scale)
4/4/97          6.910%                           292.3
4/11/97         6.972%                           285.1
4/18/97         6.829%                           282.3
4/25/97         6.942%                           273.2
5/2/97          6.648%                           289.8
5/9/97          6.673%                           303.4
5/16/97         6.723%                           332.5
5/23/97         6.744%                           325.1
5/30/97         6.661%                           236.5
6/6/97          6.490%                           322.4
6/13/97         6.430%                           375.7
6/20/97         6.378%                           396.5
6/27/97         6.455%                           422.4
7/4/97          6.311%                           331.7
7/11/97         6.224%                           497.3
7/18/97         6.247%                           542.8
7/25/97         6.183%                           595.9
8/1/97          6.184%                           689.3
8/8/97          6.371%                           718.8
8/15/97         6.240%                           577.2
8/22/97         6.362%                           552.9
8/29/97         6.341%                           477.8
9/5/97          6.352%                           413.0
9/12/97         6.285%                           498.5
9/19/97         6.094%                           699.6
9/26/97         6.083%                           691.5


Source: Bloomberg Financial Markets

SOLID GNMA RETURNS

    Mortgage-backed securities performed well in the six months ended September 30, 1997. For the period, the Salomon Brothers 30-Year GNMA Index returned 6.75%. Yields on mortgage-backed securities declined overall, though real yields (a security's stated yield minus the rate of inflation) remained high because inflation was low.

LOW INFLATION

    Low inflation and a slower rate of economic growth during the period helped support prices and lower yields for GNMA securities. Inflation rose at an annualized rate of 1.6% for the first nine months of the year.

    After expanding at an annual rate of nearly 5% during the first quarter of 1997, the economy grew by 3.3% in the second quarter and an estimated 3.5% during the third quarter. Despite the fact that the economy grew at a pace that has historically been accompanied by rising prices, the Federal Reserve elected to hold interest rates steady throughout the six-month period.

STRONG DEMAND

    The relatively high yields of mortgage-backed securities helped increase investor demand for GNMAs. The difference in yield between like-maturity Treasurys and corporate securities continued to decline during the period. As a result, many investors looking for additional yield bought mortgage-backed securities.

    GNMAs performed well relative to Treasurys during the second quarter of 1997 but lagged in the third quarter, when declining interest rates caused mortgage refinancings to rise sharply. As the accompanying graph shows, the yield on the 10-year Treasury note--a benchmark for mortgage pricing--fell from 7% to 6% during the period. When yields neared 6% in July and September, mortgage prepayments shot higher.

REFINANCINGS ON THE RISE

    Though rates declined steadily beginning in April, refinancing activity didn't pick up until early July. That's because a large number of prepayments in 1995 removed many higher-coupon fixed-rate mortgages from the refinancing pool. But as rates declined over the last six months, it became profitable for a greater number of homeowners to refinance their lower-coupon mortgages.

    In late July, for example, the yield on the 10-year Treasury note dipped below 6.20%, a significant threshold for mortgage prepayments. The rally exposed more than $180 billion in 8% mortgage passthrough securities to prepayments.

    The effect of prepayments on the mortgage-backed securities market is magnified as rates decline. If the 10-year note yield were to fall as far as 5.60%--matching the February 1996 low in interest rates--it would expose half a trillion dollars in 7.5% mortgage passthrough securities to prepayments.


     SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3

                      PERFORMANCE & PORTFOLIO INFORMATION

                                                                         AVERAGE ANNUAL RETURNS
                              6 MONTHS         1 YEAR           3 YEARS         5 YEARS          10
YEARS
----------------------------------------------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

GNMA .......................... 6.40%             9.96%          9.26%           6.58%             9.41%

Salomon 30-Year GNMA Index .... 6.75%           10.13%           9.92%           7.02%             9.88%

Average GNMA Fund(1) .......... 6.70%             9.40%          8.89%           6.13%             8.74%

Fund's Ranking Among
GNMA Funds(1) .................  --          13 out of 53    16 out of 43     7 out of 30       3 out of 24

----------
(1)  According to Lipper Analytical Services.

See pages 20-21 for more information about returns, the comparative index and Lipper fund rankings.

[mountain graph - data below]

Growth of $10,000 Over Ten Years
$10,000 investment made 9/30/87

Value on 9/30/97
                                         Salomon 30-Year
                      GNMA                 GNMA Index

Sep-87               $10,000                $10,000
Oct-87               $10,383                $10,333
Nov-87               $10,514                $10,486
Dec-87               $10,654                $10,608
Jan-88               $11,050                $11,046
Feb-88               $11,189                $11,178
Mar-88               $11,113                $11,075
Apr-88               $11,090                $10,992
May-88               $11,040                $10,984
Jun-88               $11,292                $11,272
Jul-88               $11,281                $11,227
Aug-88               $11,269                $11,239
Sep-88               $11,527                $11,518
Oct-88               $11,743                $11,790
Nov-88               $11,619                $11,617
Dec-88               $11,562                $11,553
Jan-89               $11,724                $11,766
Feb-89               $11,670                $11,674
Mar-89               $11,677                $11,678
Apr-89               $11,910                $11,887
May-89               $12,231                $12,294
Jun-89               $12,573                $12,648
Jul-89               $12,782                $12,931
Aug-89               $12,651                $12,744
Sep-89               $12,706                $12,823
Oct-89               $12,959                $13,123
Nov-89               $13,093                $13,275
Dec-89               $13,168                $13,359
Jan-90               $13,062                $13,239
Feb-90               $13,120                $13,288
Mar-90               $13,163                $13,345
Apr-90               $13,037                $13,191
May-90               $13,418                $13,621
Jun-90               $13,624                $13,849
Jul-90               $13,838                $14,091
Aug-90               $13,705                $13,947
Sep-90               $13,802                $14,065
Oct-90               $13,969                $14,221
Nov-90               $14,271                $14,573
Dec-90               $14,505                $14,818
Jan-91               $14,709                $15,027
Feb-91               $14,812                $15,117
Mar-91               $14,895                $15,235
Apr-91               $15,050                $15,394
May-91               $15,170                $15,515
Jun-91               $15,181                $15,549
Jul-91               $15,444                $15,814
Aug-91               $15,726                $16,102
Sep-91               $16,003                $16,403
Oct-91               $16,250                $16,650
Nov-91               $16,356                $16,759
Dec-91               $16,763                $17,181
Jan-92               $16,549                $16,990
Feb-92               $16,720                $17,143
Mar-92               $16,659                $17,083
Apr-92               $16,813                $17,230
May-92               $17,087                $17,533
Jun-92               $17,316                $17,773
Jul-92               $17,472                $17,910
Aug-92               $17,711                $18,157
Sep-92               $17,871                $18,303
Oct-92               $17,714                $18,175
Nov-92               $17,824                $18,276
Dec-92               $18,049                $18,485
Jan-93               $18,299                $18,745
Feb-93               $18,472                $18,907
Mar-93               $18,538                $19,029
Apr-93               $18,608                $19,125
May-93               $18,698                $19,234
Jun-93               $18,895                $19,430
Jul-93               $18,989                $19,509
Aug-93               $19,072                $19,543
Sep-93               $19,048                $19,554
Oct-93               $19,139                $19,595
Nov-93               $19,066                $19,568
Dec-93               $19,239                $19,717
Jan-94               $19,386                $19,880
Feb-94               $19,281                $19,791
Mar-94               $18,778                $19,288
Apr-94               $18,656                $19,174
May-94               $18,718                $19,242
Jun-94               $18,697                $19,199
Jul-94               $19,019                $19,558
Aug-94               $19,063                $19,576
Sep-94               $18,838                $19,341
Oct-94               $18,781                $19,318
Nov-94               $18,727                $19,254
Dec-94               $18,918                $19,468
Jan-95               $19,306                $19,882
Feb-95               $19,751                $20,413
Mar-95               $19,816                $20,497
Apr-95               $20,069                $20,780
May-95               $20,651                $21,426
Jun-95               $20,797                $21,565
Jul-95               $20,862                $21,623
Aug-95               $21,067                $21,816
Sep-95               $21,269                $22,025
Oct-95               $21,457                $22,213
Nov-95               $21,680                $22,475
Dec-95               $21,917                $22,760
Jan-96               $22,054                $22,933
Feb-96               $21,887                $22,775
Mar-96               $21,813                $22,723
Apr-96               $21,733                $22,619
May-96               $21,646                $22,582
Jun-96               $21,913                $22,865
Jul-96               $22,005                $22,957
Aug-96               $22,000                $22,967
Sep-96               $22,348                $23,343
Oct-96               $22,782                $23,814
Nov-96               $23,192                $24,152
Dec-96               $23,059                $24,035
Jan-97               $23,232                $24,251
Feb-97               $23,318                $24,294
Mar-97               $23,092                $24,086
Apr-97               $23,429                $24,452
May-97               $23,631                $24,686
Jun-97               $23,903                $24,978
Jul-97               $24,304                $25,402
Aug-97               $24,277                $25,377
Sep-97               $24,575                $25,709

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the index's total return line does not.


PORTFOLIO AT A GLANCE

                                      9/30/97          3/31/97

Number of Securities                    3,245            3,270
Average Duration                      3.2 years        4.5 years
Average Life                          6.3 years        7.6 years
Expense Ratio                          0.57%*            0.55%

* Annualized.


YIELD AS OF SEPTEMBER 30, 1997
                                     30-DAY
                                       SEC
                                      YIELD

GNMA                                  6.69%

Yield is defined in the Glossary on page 21.

4     PERFORMANCE & PORTFOLIO INFORMATION        AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

    An interview with Casey Colton, a portfolio manager on the GNMA fund investment team.

HOW DID THE FUND PERFORM?

    After building a big lead over the average GNMA fund in the first quarter of 1997, the fund gave back some of that outperformance in the second and third quarters. For the six months ended September 30, 1997, the fund returned 6.40%, compared with the 6.70% average return of the 55 "GNMA Funds" tracked by Lipper Analytical Services. In contrast, the fund's year-to-date return through September was 6.56%, while the average GNMA fund returned 6.41%.

    The fund has consistently outperformed its peers in a stable or weak bond market, but the fund's advantage has been less pronounced when the bond market rallies. The key is for the fund to outperform by more during bond market declines than it might give back during a market rally. Our goal is strong long-term performance, and the fund's one-, five- and ten-year returns, which continue to place the fund in the top quarter of its peer group, reflect that. (See the Total Returns table on the previous page for fund performance comparisons.)

[bar chart - data below]

GNMA'S ONE-YEAR RETURNS FOR THE PAST TEN YEARS (Periods ended September 30)

                                     Salomon 30-Year
                    GNMA               GNMA Index
9/88               15.27%               13.18%
9/89               10.23%               10.17%
9/90                8.63%                8.83%
9/91               15.95%               14.25%
9/92               11.67%               10.38%
9/93                6.58%                6.40%
9/94               -1.10%               -1.10%
9/95               12.90%               12.19%
9/96               5.07%                 5.64%
9/97               9.96%                10.13%

This graph illustrates the fund's returns over the past 10 years and compares them with the index's returns. The fund's total returns include operating expenses, while the index's do not. See page 20 for a definition of the index.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost.

SEMIANNUAL REPORT                                  MANAGEMENT Q & A       5


                                MANAGEMENT Q&A

WHY DOES THE FUND OUTPERFORM OVER LONGER PERIODS?

    We manage the fund to deliver a "pure play" on mortgage-backed securities. We do that by trying to mimic the Salomon Brothers 30-Year GNMA Index, which tracks an entire universe of outstanding mortgages. The index has historically outperformed most GNMA funds, so using it as a benchmark has helped the fund produce solid long-term returns. But the index is subject to weak performance over short periods of time--like the last six months, when rates fell sharply.

    Another reason the fund's longer-term returns are strong relative to the average GNMA fund is that our expenses are below average. Other things being equal, lower expenses mean higher returns and yields for our shareholders.

WHY DID THE FUND'S AVERAGE DURATION AND LIFE SHORTEN DURING THE PERIOD?

    When interest rates fall, mortgage prepayments rise. As a result, the average life and duration of mortgage-backed securities tend to decrease during bond market rallies and increase during market sell-offs. (That's one reason GNMAs tend to underperform Treasury securities in a bond market rally--GNMA durations shorten, providing smaller incremental returns for each drop in interest rates.) So, the fund's duration and average life naturally shortened as rates declined.

    Throughout the period, we worked to keep the fund's duration close to the duration of the benchmark index. As of September 30, 1997, the fund's 3.2-year duration was slightly shorter than that of the benchmark.

DID YOU MAKE ANY CHANGES TO THE FUND'S COUPON STRUCTURE?

    We tried to add value by reducing the fund's exposure to prepayments relative to the index. One way we tried to do that was to sell some of our higher-coupon premium mortgages before they were refinanced at par value, which would have resulted in a loss for the fund. (Premium mortgages have coupons higher than the prevailing home lending rate.) In particular, we underweighted the fund in relatively new mortgages with coupons above 8%, which we felt were likely to be refinanced as rates declined.

WHY  DID  YOU  INCLUDE  INFLATION-INDEXED  TREASURY  SECURITIES  IN  THE  FUND'S
PORTFOLIO?

    We bought inflation-indexed Treasurys because they were a good substitute for some of the premium mortgages we sold. Inflation-indexed securities mimic the behavior of higher-coupon mortgages in a bond market rally, but they don't carry the prepayment risk associated with mortgage-backed securities.

    Returns on inflation-indexed Treasurys are generated from the security's coupon plus the inflation rate and any appreciation on the principal amount. So they can be a good buy if you think the inflation rate plus the security's fixed coupon will exceed the rate you can get on a nominal Treasury bond.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)
GNMAs                   90%
Treasury Securities      8%
Government Agency
Discount Notes           2%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)
GNMAs                   92%
Treasury Securities      7%
Repos                    1%


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                                MANAGEMENT Q&A

WHAT'S YOUR OUTLOOK FOR GNMAS OVER THE NEXT SIX MONTHS?

    Prepayments will be a major factor in determining the direction of the mortgage-backed market going forward. We're most concerned about the effect of prepayments on securities with coupons greater than 8% issued in the last 18 months. We expect prepayments on these securities will work through the system by the end of 1997. We also expect supply and demand factors to continue to support the GNMA market in the coming months--low Treasury debt issuance could help keep prices high and yields low on mortgage-backed securities.

    But the Federal Reserve is concerned that strong economic growth, low unemployment and rising wages could translate into inflation down the road. Though we don't think interest rates are headed sharply higher, we wouldn't be surprised if the Fed decided to take out some insurance against inflation by raising rates. Slightly higher rates could again provide a very good environment for mortgage-backed securities.

WITH THIS OUTLOOK IN MIND, WHAT ARE YOUR PLANS FOR THE FUND GOING FORWARD?

    Relative to the index, we'll likely continue to underweight premium mortgages created in the last year and a half. But if mortgage prepayment activity were to decrease, we'd consider moving back to a neutral position in premium mortgages. Barring any sharp changes in interest rates, we'll try to maintain a neutral duration relative to the index. To help the fund's performance against the index, we'll continue to look for attractive substitutes such as inflation-indexed Treasury securities for mortgage-backed securities we think are likely to be refinanced.

[bar chart - data below]

PORTFOLIO COMPOSITION BY GNMA COUPON
                      9/30/97         3/31/97
Less than 7%              7               7
7%-8%                    38              38
8%-9%                    35              33
9%-10%                   18              19
Greater than 10%          2               3

SEMIANNUAL REPORT                                  MANAGEMENT Q & A       7


                            SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
-------------------------------------------------------------------------------------

U.S. TREASURY SECURITIES
$              20,042,200   U.S. Treasury Inflation Indexed
                                Notes, 3.625%, 7/15/02             $   19,992,095

               60,000,000   U.S. Treasury Notes, 5.875%,
                                 8/31/99                               60,056,220

               21,500,000   U.S. Treasury Notes, 6.50%,
                                10/15/06                               21,963,583
                                                                 ---------------------

TOTAL U.S. TREASURY SECURITIES--8.5%                                  102,011,898
                                                                 ---------------------
   (Cost $101,744,829)

U.S. GOVERNMENT AGENCY DISCOUNT NOTES--1.7%

               19,900,000   FHLMC Discount Note, 6.05%,
                                10/1/97(1)                             19,900,000
                                                                 ---------------------
   (Cost $19,900,000)

GNMA CERTIFICATES(2)

                5,112,139   GNMA, 6.00%, due 7/20/16 to
                                7/20/26                                 4,834,281

               73,970,378   GNMA, 6.50%, due 9/20/08 to
                                5/15/26                                72,501,543

               85,027,876   GNMA, 7.00%, due 9/15/08 to
                                7/15/26                                85,157,462

               15,206,775   GNMA, 7.25%, due 7/20/20 to
                                12/20/25                               15,271,839

              251,533,720   GNMA, 7.50%, due 1/15/06 to
                                6/15/27                               256,574,592

                8,778,592   GNMA, 7.65%, due 6/15/16 to
                                2/15/18                                 9,088,382

               20,590,861   GNMA, 7.75%, due 9/20/17 to
                                1/20/26                                21,095,543

                6,906,709   GNMA, 7.77%, due 4/15/20 to
                                1/15/21                                 7,153,984

                4,224,830   GNMA, 7.85%, due 11/20/20 to
                                10/20/22                                4,358,719

                1,954,087   GNMA, 7.89%, due 9/20/22                    2,016,792

                3,988,196   GNMA, 7.98%, due 6/15/19                    4,176,355

              181,781,273   GNMA, 8.00%, due 6/15/06 to
                                6/15/34                               188,614,719

                3,650,740   GNMA, 8.15%, due 11/15/19 to
                                2/15/21                                 3,818,531

               38,256,908   GNMA, 8.25%, due 2/15/06 to
                                10/20/25                               39,951,602

Principal Amount                                                        Value
-------------------------------------------------------------------------------------

$               9,437,978   GNMA, 8.35%, due 1/15/19 to
                                12/15/20                           $    9,957,674

               91,585,379   GNMA, 8.50%, due 12/15/04 to
                                5/15/31                                96,510,022

                1,809,516   GNMA, 8.625%, due 1/15/32                   1,930,390

               25,691,656   GNMA, 8.75%, due 2/15/16 to
                                7/15/27                                27,318,456

              104,716,346   GNMA, 9.00%, due 11/15/04 to
                                3/15/27                               112,493,690

               19,269,571   GNMA, 9.25%, due 4/15/16 to
                                8/15/26                                20,705,633

               37,920,519   GNMA, 9.50%, due 6/15/09 to
                                7/20/25                                40,916,778

                6,272,167   GNMA, 9.75%, due 6/15/05 to
                                4/20/25                                 6,759,730

                4,939,489   GNMA, 10.00%, due 11/15/09
                                to 2/20/22                              5,400,427

                3,770,519   GNMA, 10.25%, due 5/15/12 to
                                2/15/21                                 4,138,814

                1,188,212   GNMA, 10.50%, due 11/15/97
                                to 3/15/21                              1,322,680

                  680,330   GNMA, 10.75%, due 12/15/09
                                to 8/15/19                                751,711

                2,823,162   GNMA, 11.00%, due 12/15/09
                                to 8/15/20                              3,164,052

                   36,613   GNMA, 11.25%, due 10/20/15
                                to 2/20/16                                 41,358

                  772,891   GNMA, 11.50%, due 1/15/98 to
                                2/20/20                                   883,053

                   24,246   GNMA, 11.75%, due 2/15/99                      25,112

                  706,936   GNMA, 12.00%, due 6/15/00 to
                                1/20/15                                   811,948

                  419,274   GNMA, 12.25%, due 8/15/13 to
                                7/15/15                                   483,737

                  909,075   GNMA, 12.50%, due 11/15/99
                                to 10/15/15                             1,061,427

                   73,009   GNMA, 12.75%, due 11/15/13
                                to 6/15/15                                 85,547

                1,692,376   GNMA, 13.00%, due 11/15/10
                                to 8/15/15                              2,003,626

                   36,629   GNMA, 13.25%, due 1/20/15                      43,453

                  668,981   GNMA, 13.50%, due 5/15/10 to
                                12/15/14                                  799,718

                   53,012   GNMA, 13.75%, due 8/15/14 to
                                10/15/14                                   63,957

See Notes to Financial Statements


8    SCHEDULE OF INVESTMENTS                AMERICAN CENTURY INVESTMENTS


                            SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                        Value
-------------------------------------------------------------------------------------

$                  47,587   GNMA, 14.00%, due 6/15/11 to
                                10/15/14                               $   57,768

                  329,199   GNMA, 14.50%, due 9/15/12 to
                                10/15/14                                  406,104

                  701,232   GNMA, 15.00%, due 6/15/11 to
                                10/15/12                                  876,038

                  178,737   GNMA, 16.00%, due 8/15/10 to
                                4/15/12                                   225,477
                                                                 -------------------

TOTAL GNMA CERTIFICATES--88.1%                                      1,053,852,724
                                                                 -------------------
   (Cost $1,029,862,918)

FORWARD COMMITMENTS--1.7%

               20,000,000   GNMA Purchase, 7.50%,
                                settlement 11/19/97                    20,356,180
                                                                 -------------------
   (Cost $20,315,625)

TOTAL INVESTMENT SECURITIES--100.0%                                $1,196,120,802
                                                                 ===================
   (Cost $1,171,823,372)

NOTES TO SCHEDULE OF INVESTMENTS

FHLMC = Federal Home Loan Mortgage Corporation

GNMA = Government National Mortgage Association

(1)  Rate disclosed is the yield to maturity at purchase.

(2) Final maturity indicated. Expected remaining maturity used for purposes of calculating the weighted average portfolio maturity.

See Notes to Financial Statements


SEMIANNUAL REPORT                           SCHEDULE OF INVESTMENTS       9


                      STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS

     Investment securities, at value
     (identified cost of $1,171,823,372) (Note 3) ...      $ 1,196,120,802

     Cash ...........................................            2,033,513

     Receivable for investments sold ................           19,965,625

     Interest receivable ............................            8,047,548
                                                            --------------
                                                             1,226,167,488
                                                            --------------
     LIABILITIES

     Disbursements in excess
       of demand deposit cash .......................            1,343,501

     Payable for investments purchased ..............           20,390,625

     Payable for capital shares redeemed ............              762,740

     Accrued management fees (Note 2) ...............              597,060

     Dividends payable ..............................              860,046

     Accrued expenses and
       other liabilities ............................               13,593
                                                            --------------
                                                                23,967,565
                                                            --------------
     Net Assets Applicable to
       Outstanding Shares ...........................      $ 1,202,199,923
                                                            ==============
     CAPITAL SHARES

     Outstanding (Unlimited number
       of shares authorized) ........................          113,124,509
                                                            ==============
     Net Asset Value Per Share ......................      $         10.63
                                                            ==============
     NET ASSETS CONSIST OF:

     Capital paid in ................................      $ 1,204,358,611

     Accumulated net realized loss
       on investment transactions
                                                               (26,456,118)

     Net unrealized appreciation
       on investments (Note 3) ......................           24,297,430
                                                            --------------
                                                           $ 1,202,199,923
                                                            ==============

See Notes to Financial Statements


10      STATEMENT OF ASSETS AND LIABILITIES    AMERICAN CENTURY INVESTMENTS


                            STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME

     Income:

     Interest .........................................         $41,929,421

     Expenses (Note 2):

     Investment advisory fees .........................           2,233,610

     Transfer agency fees .............................             381,757

     Administrative fees ..............................             359,302

     Printing and postage .............................             123,234

     Custodian fees ...................................             108,773

     Registration and filing fees .....................              21,350

     Auditing and legal fees ..........................              20,142

     Telephone expenses ...............................              14,316

     Trustees' fees and expenses ......................              10,981

     Other operating expenses .........................              36,236
                                                              -------------
                                                                  3,309,701
                                                              -------------
     Net investment income ............................          38,619,720
                                                              -------------
     REALIZED AND UNREALIZED
     GAIN (LOSS)
     ON INVESTMENTS (NOTE 3)

     Net realized loss on investments .................          (1,087,440

     Change in net unrealized
       appreciation on investments ....................          33,562,968
                                                              -------------
     Net realized and unrealized
       gain on investments ............................          32,475,528
                                                              -------------
     Net Increase in Net Assets
       Resulting from Operations ......................         $71,095,248
                                                              =============

See Notes to Financial Statements


SEMIANNUAL REPORT                           STATEMENT OF OPERATIONS       11


                      STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
AND YEAR ENDED MARCH 31, 1997

                                             Sept. 30,         March 31,
Increase (Decrease) in Net Assets              1997              1997

OPERATIONS

Net investment income ..........     $    38,619,720      $    76,450,742

Net realized loss on investments          (1,087,440)          (1,660,256)

Change in net unrealized
appreciation (depreciation)
on investments .................          33,562,968          (10,865,815)
                                     ---------------       --------------
Net increase in net assets
  resulting from operations ....          71,095,248           63,924,671
                                     ---------------       --------------
DISTRIBUTIONS
TO SHAREHOLDERS

From net investment income .....         (38,619,720)         (76,433,695)
                                     ---------------       --------------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ......         219,902,880          428,072,730

Proceeds from reinvestment
of distributions ...............          30,132,252           58,737,337

Payments for shares redeemed ...        (199,475,838)        (475,155,178)
                                     ---------------       --------------
Net increase in net assets from
capital share transactions .....          50,559,294           11,654,889
                                     ---------------       --------------
Net increase (decrease)
in net assets ..................          83,034,822             (854,135)

NET ASSETS

Beginning of period ............       1,119,165,101        1,120,019,236
                                     ---------------       --------------
End of period ..................     $ 1,202,199,923      $ 1,119,165,101
                                     ===============       ==============
TRANSACTIONS IN SHARES
OF THE FUND

Sold ...........................          20,892,976           41,003,499

Issued in reinvestment
of distributions ...............           2,866,004            5,649,816

Redeemed .......................         (18,972,647)         (45,535,917)
                                     ---------------       --------------
Net increase ...................           4,786,333            1,117,398
                                     ===============       ==============

See Notes to Financial Statements


12      STATEMENTS OF CHANGES IN NET ASSETS    AMERICAN CENTURY INVESTMENTS


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Government Income Trust (the Trust), is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham GNMA Fund (the Fund) is one of the eight funds issued by the Trust. The Fund seeks to provide a high level of current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-backed Ginnie Mae certificates. The following accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts and premiums on mortgage-backed securities are amortized in proportion to the monthly paydown amounts. Notes and bonds are amortized using the effective interest rate method.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    FORWARD COMMITMENTS--The Fund may purchase and sell U.S. government securities on a firm commitment basis. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future date. During this period, securities are subject to market fluctuations. The Fund maintains segregated accounts consisting of cash or liquid securities in an amount sufficient to meet the purchase price.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and paid monthly. Distributions from net realized gains are declared and paid annually.

    At March 31, 1997, accumulated net realized capital loss carryovers of $24,647,039 (expiring 2001 through 2005) may be used to offset future taxable gains. The fund has elected to treat $42,597 of net capital losses incurred in the five month period ended March 31, 1997, as having incurred in the following fiscal year.

    The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       13


                         NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Fund in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of the Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of each Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The GNMA Fund is included in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The
Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by each Fund based on each Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category Fee schedule for the Fund is as follows:

0.3600% of the first $1 billion
0.3080% of the next $1 billion
0.2780% of the next $3 billion
0.2580% of the next $5 billion
0.2450% of the next $15 billion
0.2430% of the next $25 billion
0.2425% of the average daily net assets over $50 billion

The annualized Complex Fee schedule (for all Funds) is as follows:

0.3100% of the first $2.5 billion
0.3000% of the next $7.5 billion
0.2985% of the next $15 billion
0.2970% of the next $25 billion
0.2960% of the next $50 billion
0.2950% of the next $100 billion
0.2940% of the next $100 billion
0.2930% of the next $200 billion
0.2920% of the next $250 billion
0.2910% of the next $500 billion
0.2900% of the average daily net assets over $1,250 billion

    Total expenses of $1,171,405 were incurred under the new management agreement and were included in Investment Advisory Fees in the Statement of Operations. Total expenses and the annualized ratio of operating expenses to average net assets for the four months ended July 31, 1997 were $2,138,296 and 0.56%, respectively.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases of U.S.  Treasury  and Agency  obligations,  excluding  short-term
investments,   totaled   $621,633,240.   Sales  of  U.S.   Treasury  and  Agency
obligations, excluding short-term investments, totaled $584,657,107.

    As of September 30, 1997, accumulated net unrealized appreciation was $23,683,979, based on the aggregate cost of investments of $1,172,436,823 for federal income tax purposes. Accumulated net unrealized appreciation consisted of unrealized appreciation of $26,173,251 and unrealized depreciation of $2,489,272.


14      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS

  For a Share Outstanding Throughout the Years Ended March 31 (except as noted)

                                1997(1)         1997           1996            1995           1994           1993
PER-SHARE DATA

Net Asset Value,
Beginning of Period ........... $10.33         $10.45         $10.18          $10.35         $10.88         $10.52
                               -------        -------        -------         -------        -------        -------
Income From
Investment Operations

  Net Investment Income .......  0.35           0.71           0.74            0.72           0.66           0.79

  Net Realized and
  Unrealized Gain
  (Loss) on Investment
  Transactions ................  0.30          (0.12)          0.27           (0.18)         (0.52)          0.36
                               -------        -------        -------         -------        -------        -------
  Total From
  Investment Operations .......  0.65           0.59           1.01            0.54           0.14           1.15
                               -------        -------        -------         -------        -------        -------
Distributions

  From Net Investment
  Income ...................... (0.35)         (0.71)         (0.74)          (0.71)         (0.66)         (0.79)

  From Net Realized
  Capital Gains ...............   --             --             --              --           (0.01)           --
                               -------        -------        -------         -------        -------        -------
  Total Distributions ......... (0.35)         (0.71)         (0.74)          (0.71)         (0.67)         (0.79)
                               -------        -------        -------         -------        -------        -------
Net Asset Value,
End of Period ................. $10.63         $10.33         $10.45          $10.18         $10.35         $10.88
                               ========       ========       ========        ========       ========       ========
  Total Return(2) .............  6.40%          5.87%         10.08%           5.53%          1.30%         11.28%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets(3) ......0.57%(4)         0.55%          0.58%           0.58%          0.54%          0.56%

Ratio of Net Investment
Income to Average

Net Assets ....................6.68%(4)         6.84%          6.98%           7.08%          6.12%          7.31%

Portfolio Turnover Rate .......   52%           105%            64%            120%            49%            71%

Net Assets, End
of Period (in thousands) .....$1,202,200     $1,119,165     $1,120,019       $979,670      $1,129,185     $1,159,754

----------
(1)  Six months ended September 30, 1997 (unaudited).

(2)  Total  return   assumes   reinvestment   of  dividends  and  capital  gains
     distributions, if any. Total returns for periods less than one year are not annualized.

(3) The ratios for years ended March 31, 1997 and March 31, 1996, include expenses paid through expense offset arrangements.

(4)  Annualized.

See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       15


                             PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Trustees of Coopers & Lybrand LLP as independent auditors for the Trust.

    For:                               65,492,634
    Withheld:                           1,259,021
    Abstain:                            1,140,842

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                               60,947,780
    Against:                            3,241,128
    Abstain:                            1,875,330
    Broker Non-Vote:                    1,828,259

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations for the following items:

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                               59,852,798
    Against:                            3,791,670
    Abstain:                            2,419,770
    Broker Non-Vote:                    1,828,259

* Amend the fundamental investment limitation concerning borrowing.

    For:                               59,623,423
    Against:                            4,002,705
    Abstain:                            2,438,110
    Broker Non-Vote:                    1,828,259

* Amend the fundamental investment limitation concerning lending.

    For:                               59,560,543
    Against:                            4,086,817
    Abstain:                            2,416,878
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental investment limitation regarding investments in illiquid securities.

    For:                               59,204,255
    Against:                            4,470,669
    Abstain:                            2,389,314
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental limitation concerning investment in other investment companies.

    For:                               59,634,193
    Against:                            4,064,268
    Abstain:                            2,365,777
    Broker Non-Vote:                    1,828,259

* Amend the fundamental investment limitation concerning underwriting.

    For:                               59,608,466
    Against:                            4,002,341
    Abstain:                            2,453,431
    Broker Non-Vote:                    1,828,259


16      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                             PROXY VOTING RESULTS

* Amend the fundamental investment limitation concerning commodities.

    For:                               59,278,835
    Against:                            4,329,534
    Abstain:                            2,455,869
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental limitation concerning short sales.

    For:                               59,331,146
    Against:                            4,315,607
    Abstain:                            2,417,485
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental investment limitation concerning margin purchases of securities.

    For:                               59,273,788
    Against:                            4,398,389
    Abstain:                            2,392,061
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental investment limitation concerning warrants.

    For:                               59,327,097
    Against:                            4,297,619
    Abstain:                            2,439,522
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental investment limitation concerning investments in oil, gas and mineral exploration development programs.

    For:                               59,446,150
    Against:                            4,236,588
    Abstain:                            2,381,500
    Broker Non-Vote:                    1,828,259

* Eliminate the fundamental investment limitations concerning investments in securities owned by officers and directors.

    For:                               59,137,556
    Against:                            4,481,371
    Abstain:                            2,445,311
    Broker Non-Vote:                    1,828,259


SEMIANNUAL REPORT                              PROXY VOTING RESULTS       17


                        RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


18      RETIREMENT ACCOUNT INFORMATION         AMERICAN CENTURY INVESTMENTS


                                     NOTES

SEMIANNUAL REPORT                                             NOTES       19


                            BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    GNMA seeks to provide a high level of current income by investing primarily in mortgage-backed GNMA certificates.

COMPARATIVE INDICES

    The following index is used in the report for fund performance comparisons. It is not an investment product available for purchase.

    The SALOMON BROTHERS 30-YEAR GNMA INDEX is a market-capitalization weighted index of 30-year GNMA single-family mortgages.

LIPPER RANKINGS

    LIPPER ANALYTICAL SERVICES, INC. is an independent mutual fund ranking service that groups funds according to their investment objectives. Rankings are based on average annual returns for each fund in a given category for the periods indicated. Rankings are not included for periods less than one year.

    The Lipper category for GNMA is:

    GNMA FUNDS--funds that invest at least 65% of their assets in Government National Mortgage Association (Ginnie Mae) securities.

INVESTMENT TEAM LEADERS

  Portfolio Manager                           Casey Colton


20      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                   GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

* AVERAGE ANNUAL RETURNS illustrate the annually compounded returns that would have produced the fund's cumulative total returns if the fund's performance had been constant over the entire period. Average annual returns smooth out variations in a fund's return; they are not the same as fiscal year-by-year results. For fiscal year-by-year returns, please refer to the "Financial Highlights" on page 15.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%).

* COUPON--the stated interest rate of a security.

* DURATION EXTENSION--a lengthening of a mortgage-backed security's duration, typically because of rising interest rates. When interest rates rise sharply, higher interest rates reduce prepayments (which is good for investors), but the lower level of prepayments causes GNMA durations to extend, which makes price declines more severe.

* PREPAYMENT--paying off a mortgage early, often by selling or refinancing. Prepayments occur most frequently when homeowners refinance their mortgages to take advantage of falling interest rates. Prepayments shorten the lives of mortgage portfolios and force GNMA investors to reinvest in lower-yielding mortgage pools. Therefore, when prepayment levels climb, mortgage analysts increase the prepayment assumptions used to price mortgage-backed securities. As a result, mortgage-backed security durations shorten, limiting the price gains from falling interest rates.

STATISTICAL TERMINOLOGY

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* AVERAGE DURATION-- a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of a portfolio increases, so does the impact of a change in interest rates on the value of the portfolio.

* AVERAGE LIFE--a measurement of the sensitivity of a mortgage-backed securities portfolio to interest rate changes. Although it is similar to weighted average maturity, average life takes into account the gradual payments of principal that occur with mortgage-backed securities. As a result, average life is a better measure of interest rate sensitivity for mortgage-backed securities.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets.

TYPES OF SECURITIES

* GOVERNMENT NATIONAL MORTGAGE ASSOCIATION SECURITIES (GNMAS)--mortgage-backed securities issued by the Government National Mortgage Association, a U.S. government agency. A GNMA is backed by a pool of fixed-rate mortgages. A GNMA is also backed by the full faith and credit of the U.S. government as to the timely payment of interest and principal. This means GNMA investors will receive their share of interest and principal payments whether or not borrowers make their scheduled mortgage payments.

* REPURCHASE AGREEMENTS (REPOS)--short-term debt agreements in which a fund buys a security at one price and simultaneously agrees to sell it back to the seller at a slightly higher price on a specified date (usually within seven days).

* U.S. GOVERNMENT AGENCY DISCOUNT NOTES--short-term debt securities issued by U.S. government agencies. Some agency discount notes are backed by the full faith and credit of the U.S. government, while most are guaranteed only by the issuing agency. These notes are issued at a discount and achieve full value at maturity (typically one year or less).

* U.S. TREASURY SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government.
Treasury securities include bills (maturing in one year or less), notes (maturing in two to 10 years) and bonds (maturing in more than 10 years).


SEMIANNUAL REPORT                                          GLOSSARY       21


[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


9711           [recycled logo]
SH-BKT-10281      Recycled

                                  [BOOK FOUR]

                                   SEMIANNUAL
                                     REPORT

                            [american century logo]
                                    American
                                Century(reg.sm)

                               SEPTEMBER 30, 1997

                                     BENHAM
                                      GROUP

                           Inflation-Adjusted Treasury

                                TABLE OF CONTENTS

Report Highlights ..........................................................   1
Our Message to You .........................................................   2
Market Perspective .........................................................   3
Performance & Portfolio Information ........................................   4
Management Q & A ...........................................................   5
Schedule of Investments ....................................................   7
Statement of Assets and Liabilities ........................................   8
Statement of Operations ....................................................   9
Statements of Changes in Net Assets ........................................  10
Notes to Financial Statements ..............................................  11
Financial Highlights .......................................................  13
Proxy Voting Results .......................................................  14
Retirement Account Information .............................................  15
Background Information
           Investment Philosophy & Policies ................................  16
           Comparative Indices .............................................  16
           Investment Team Leaders .........................................  16
Glossary ...................................................................  17

    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. We've organized our funds into three distinct groups to help you identify those that best fit your needs. These groups, which appear below, are designed to help simplify your fund decisions.

                   AMERICAN CENTURY INVESTMENTS--FAMILY OF FUNDS
-------------------------------------------------------------------------------
        Benham                American Century       Twentieth Century(reg. tm)
     Group(reg. tm)                 Group                      Group
-------------------------------------------------------------------------------
   MONEY MARKET FUNDS         ASSET ALLOCATION &           GROWTH FUNDS
 GOVERNMENT BOND FUNDS          BALANCED FUNDS          INTERNATIONAL FUNDS
 DIVERSIFIED BOND FUNDS   CONSERVATIVE EQUITY FUNDS
  MUNICIPAL BOND FUNDS         SPECIALTY FUNDS
-------------------------------------------------------------------------------
   Inflation-Adjusted
       Treasury

We welcome your comments or questions about this report. See the back cover for ways to contact us by mail, phone or e-mail.

Twentieth Century and American Century are registered marks of American Century Services Corporation. Benham Group is a registered mark of Benham Management Corporation.


                                                   AMERICAN CENTURY INVESTMENTS


                                REPORT HIGHLIGHTS

MARKET PERSPECTIVE

* Inflation-indexed Treasury securities produced positive returns during the six months ended September 30, 1997, but they trailed the returns of nominal (i.e., normal fixed-coupon) Treasury bonds.

* The main reason for this performance disparity was low inflation, which reduced demand for the inflation protection of inflation-indexed bonds.

* Low inflation also meant small adjustments to the principal value of these securities. The principal adjustments totaled 1.2% during the six-month period (a 2.4% annual rate).

* The yield on inflation-indexed bonds was relatively stable during the period, while nominal Treasury yields declined steadily.

* The Treasury issued more 10-year inflation-indexed securities in April and followed with two auctions of five-year inflation-indexed notes in July and October.

INFLATION-ADJUSTED TREASURY

* The fund returned 2.21% during the six-month period, nearly matching the 2.41% return of the Salomon Brothers U.S. Inflation-Linked Index.

* We invested 25% of the fund's assets in a 10-year inflation-indexed government agency note, which offered a significantly higher yield than 10-year inflation-indexed Treasury securities.

* We also added a five-year inflation-indexed Treasury note to provide a more broad representation of the market.

* As a result of these changes, the fund's average maturity and duration shortened.

* Looking ahead, the bond market's low expectations for inflation have made inflation-indexed securities more attractively valued than nominal bonds.

* Going forward, we plan to maintain the fund's current positioning, though we may add more five-year inflation-indexed notes because they currently have better yields and relative value than 10-year securities.

              INFLATION-ADJUSTED
                    TREASURY

TOTAL RETURNS:                 AS OF 9/30/97
       6 Months                       2.21%*
       Since Inception                0.18%*

30-DAY SEC YIELD:                      4.51%

NET ASSETS:                     $4.0 million
       (AS OF 9/30/97)

INCEPTION DATE:                      2/10/97

* Not annualized.

Many of the investment terms in this report are defined in the Glossary on page 17.


SEMIANNUAL REPORT                                 REPORT HIGHLIGHTS       1


                               OUR MESSAGE TO YOU

              [photo of James E. Stowers III and James M. Benham]

    During the six months ended September 30, 1997, inflation-indexed Treasury bonds produced positive returns, though a continuing lack of inflationary pressure in the U.S. economy caused them to underperform regular Treasury bonds. In the following pages, the fund's investment team provides further details about the market and how your fund was managed during the period.

    During the summer, American Century held its largest proxy vote ever, asking shareholders to approve measures to simplify fund management and eliminate overlapping funds. Most notably, shareholders approved a unified fee for all funds. In the past, many of our funds had both a management fee and separate administrative and transfer agency fees. Under the new fee structure, fund shareholders pay one annual management fee, based on a percentage of fund assets.

    We also made some important corporate changes. In June, Bill Lyons, American Century's chief operating officer, became president, assuming full responsibility for the company's day-to-day operations. With this change, Jim Stowers, Jr. and Jim Stowers III will be able to spend more time developing and refining new investment technologies and tools that build on and leverage the proprietary system they pioneered 25 years ago. One of our goals is to ensure that we continue to evolve and innovate--building the investment tools today that will lead us and our investors to success in the next century.

    In July, American Century agreed to enter into a business partnership with J.P. Morgan & Co., Inc., one of the strongest and most respected firms in the financial services industry. J.P. Morgan will become a significant minority owner of American Century Companies, Inc. Through this proposed business partnership, we see many opportunities to expand the range of investment choices and services we offer you. A global financial services firm, J.P. Morgan has been in business for more than 150 years, serving institutions, governments and individuals with complex financial needs.

    Within the framework of this proposed relationship, American Century will continue to operate as an independent company. No changes in your fund's investment managers, policies or fees are anticipated as a result of this transaction. American Century's corporate management team will remain the same, and the Stowers family will retain voting control of the company.

    In closing, we want to reassure you that American Century remains committed to serving your investment needs first and foremost. Thank you for your trust and confidence.

      Sincerely,

/s/James E. Stowers III                  /s/James M. Benham
James E. Stowers III                     James M. Benham
Chief Executive Officer                  Vice Chairman
American Century Companies, Inc.         American Century Companies, Inc.


2      OUR MESSAGE TO YOU                     AMERICAN CENTURY INVESTMENTS


                               MARKET PERSPECTIVE

[line graph - data below]

10-YEAR TREASURY YIELD COMPARISONS

April '97 through September '97

                 10-Year                      10-Year
             Nominal Treasury         Inflation-Indexed Treasury
4/4/97             6.91%                        3.61%
4/11/97            6.97%                        3.67%
4/18/97            6.83%                        3.62%
4/25/97            6.94%                        3.66%
5/2/97             6.62%                        3.58%
5/9/97             6.68%                        3.58%
5/16/97            6.70%                        3.59%
5/23/97            6.74%                        3.61%
5/30/97            6.67%                        3.58%
6/6/97             6.50%                        3.53%
6/13/97            6.44%                        3.57%
6/20/97            6.38%                        3.63%
6/27/97            6.46%                        3.66%
7/4/97             6.31%                        3.60%
7/11/97            6.23%                        3.67%
7/18/97            6.24%                        3.69%
7/25/97            6.19%                        3.67%
8/1/97             6.19%                        3.60%
8/8/97             6.38%                        3.60%
8/15/97            6.24%                        3.57%
8/22/97            6.36%                        3.57%
8/29/97            6.34%                        3.60%
9/5/97             6.36%                        3.59%
9/12/97            6.29%                        3.59%
9/19/97            6.09%                        3.56%
9/26/97            6.08%                        3.62%

Source: Bloomberg Financial Markets

INFLATION-INDEXED BONDS LAG BROADER MARKET

    Inflation-indexed Treasury securities posted positive returns during the six months ended September 30, 1997, but they trailed the performance of nominal (i.e., normal fixed-coupon) Treasury bonds. The Salomon Brothers U.S. Inflation-Linked Index returned 2.41% during the six-month period, while the Salomon Brothers Treasury Index, a broad measure of Treasury bond performance, produced an 11.57% return.

GOOD NEWS ON INFLATION. . .

    The main reason for this performance disparity was U.S. inflation. At the beginning of the six-month period, bond investors were wary of rising inflation because of strong economic growth--the U.S. economy grew at a 5% annual rate in the first quarter of 1997. In a pre-emptive move, the Federal Reserve raised short-term interest rates in March to head off the perceived inflationary threat.

    But the expected inflation never materialized--the consumer price index rose at an annual rate of just 1.8% during the six-month period, despite continued healthy economic growth and evidence of rising wages.

 . . .WAS BAD NEWS FOR INFLATION-INDEXED BONDS

    Low inflation meant there was little demand for the inflation protection provided by inflation-indexed securities. As a result, inflation-indexed Treasury yields remained fairly stable throughout the six-month period. In contrast, nominal Treasury bond yields declined steadily during the period.

    The accompanying graph illustrates the convergence between 10-year nominal Treasury yields and 10-year inflation-indexed yields. Nominal yields fell from around 7% to just over 6%, while inflation-indexed yields hovered around 3.6%.

    The gap between nominal and inflation-indexed yields reflects the bond market's expectations for inflation going forward. During the period, this "breakeven inflation rate" dipped from 3.3% to 2.5%.

INFLATION-INDEXED BOND SUPPLY GROWS

    The Treasury expanded the supply of inflation-indexed securities during the period, issuing $8 billion in 10-year securities in April. To date, the Treasury has issued just over $15 billion in 10-year inflation-indexed notes.

    The Treasury offered a different maturity at mid-year, issuing $8 billion in five-year inflation-indexed notes in July. Another $8 billion in five-year notes were issued in October, bringing the total supply of inflation-indexed Treasury securities to more than $30 billion.

PRINCIPAL ADJUSTMENTS

    The principal value of inflation-indexed Treasury bonds are adjusted regularly for inflation based on the non-seasonally adjusted consumer price index (CPI-NSA), but with a three-month lag. Therefore, the principal adjustments for the six months ended September 30 were based on the change in the CPI-NSA for the first six months of 1997. These principal adjustments totaled 1.2%, which equates to a 2.4% annual rate.


SEMIANNUAL REPORT                                MARKET PERSPECTIVE       3


                       PERFORMANCE & PORTFOLIO INFORMATION

                                        6 MONTHS       LIFE OF
FUND(1)
-------------------------------------------------------------------------
TOTAL RETURNS AS
OF SEPTEMBER 30, 1997

Inflation-Adjusted Treasury ..........   2.21%           0.18%

Salomon Brothers Treasury Index ......  11.57%           8.84%(2)

Salomon Brothers U.S.
Inflation-Linked Index ...............   2.41%           1.01%(2)

----------
(1) Inception date was February 10, 1997.

(2) Returns since 2/28/97, the date nearest the fund's inception for which return data are available.

Returns for periods less than one year are not annualized.
See pages 16-17 for more information about returns and the comparative indices.


[mountain graph - data below]

Growth of $10,000 Over Life of Fund

$10,000 investment made 2/28/97

                                Value on 9/30/97
        Inflation-Adjusted     Salomon Inflation-Linked      Salomon Treasury
             Treasury                   Index                      Index
Feb-97       $10,000                  $10,000                     $10,000
Mar-97        $9,858                   $9,863                      $9,756
Apr-97        $9,921                   $9,932                      $9,981
May-97        $9,977                   $9,984                     $10,099
 Jun-97       $9,942                   $9,953                     $10,291
Jul-97       $10,034                  $10,044                     $10,896
Aug-97       $10,061                  $10,076                     $10,589
Sep-97       $10,076                  $10,101                     $10,884

Past performance does not guarantee future results. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. This graph begins on 2/28/97, the date nearest the fund's 2/10/97 inception date for which index return data are available.

The line representing the fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the indices' total return lines do not.


PORTFOLIO AT A GLANCE
                                  9/30/97          3/31/97

Number of Securities                 3                1
Weighted Average Maturity        7.8 years        9.8 years
Average Duration                 6.6 years        8.0 years
Expense Ratio                      0.49%*           0.50%*

* Annualized.


YIELD AS OF SEPTEMBER 30, 1997
                                  30-DAY
                                    SEC
                                   YIELD
Inflation-Adjusted Treasury        4.51%

Yield is defined in the Glossary on page 17.


4    PERFORMANCE & PORTFOLIO INFORMATION    AMERICAN CENTURY INVESTMENTS


                                 MANAGEMENT Q&A

    An interview with Dave Schroeder, a portfolio manager on the Benham Treasury funds investment team.

HOW DID THE FUND PERFORM?

    The fund's return reflected the modestly positive performance of inflation-indexed securities in general. For the six months ended September 30, 1997, the fund had a total return of 2.21%, compared with the 2.41% return of the Salomon Brothers U.S. Inflation-Linked Index. (See the Total Returns table on the previous page for other fund performance comparisons.)

HOW DID THE FUND'S PORTFOLIO CHANGE DURING THE SIX-MONTH PERIOD?

    We added an inflation-indexed government agency note, and we adjusted the fund's Treasury holdings to be more representative of the inflation-indexed Treasury market.

LET'S START WITH THE GOVERNMENT AGENCY NOTE. WHY DID YOU INVEST IN THIS
SECURITY?

    To enhance the fund's yield. Securities issued by government agencies tend to offer higher yields than those issued by the Treasury, and this holds true among inflation-indexed securities. Since the fund has some flexibility to purchase non-Treasury securities, we took advantage of the opportunity to increase the fund's yield.

    We purchased a 10-year inflation-indexed note issued by the Tennessee Valley Authority (TVA). This security offered a yield that was 20 basis points higher than 10-year inflation-indexed Treasury notes. The TVA note currently makes up 25% of the fund's portfolio (see the chart below).

DO YOU PLAN TO INCREASE THE FUND'S HOLDINGS OF GOVERNMENT AGENCY SECURITIES IN THE FUTURE?

    Probably not. We can devote as much as 35% of fund assets to government agency securities, and we like having the opportunity to diversify the fund's holdings. But the fund is intended to focus primarily on the Treasury market, so that's where we intend to invest most of its assets.

SPEAKING OF THE FUND'S TREASURY HOLDINGS, WHAT CHANGES DID YOU MAKE TO THIS PART OF THE PORTFOLIO?

    We manage the fund to provide a broad representation of the inflation-indexed Treasury market, so we structured the fund's portfolio to match the approximate composition of the market. To accomplish this, we purchased a five-year inflation-indexed Treasury security shortly after they were first auctioned in July.

    As a result, the fund's Treasury holdings are now about 55% 10-year notes and 45% five-year notes. In addition, the fund's average maturity shortened from about 10 years to less than 8 years, and the fund's duration narrowed from 8 years to around 6.5 years.

[pie charts]

PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 9/30/97)

Treasury Bonds          75%
U.S. Government
Agency Bonds            25%


PORTFOLIO COMPOSITION BY SECURITY TYPE (as of 3/31/97)

Treasury Bonds         100%


SEMIANNUAL REPORT                                  MANAGEMENT Q & A       5


                                 MANAGEMENT Q&A

LOOKING AHEAD, WHAT IS YOUR OUTLOOK FOR INFLATION?

    It's been seven months since the Federal Reserve's pre-emptive interest rate increase, and we've seen little sign of inflation since then. With economic growth slowing to a more moderate pace, inflation will probably remain low through the end of 1997.

    However, wage pressures have been building as a result of sustained low unemployment levels. (The unemployment rate dipped to a 24-year low of 4.7% in October.) Although corporations tend to pass on higher wage costs to consumers by raising prices, many businesses have held off to keep their prices in line with their competitors.

    The highest productivity gains in five years and cost cutting in other areas, such as healthcare benefits, have helped these companies maintain profit growth. But these cost savings may have run their course, which could set the stage for rising prices in 1998.

WHAT IS YOUR OUTLOOK FOR THE INFLATION-INDEXED BOND MARKET?

    We think inflation-indexed securities look relatively attractive after underperforming the broader bond market in 1997. Our assessment is based on the yield difference--or spread--between nominal and inflation-indexed Treasury bonds with the same maturities. This yield spread reflects the market's expectations for inflation going forward.

    In recent weeks, the spread for 10-year securities has been as low as 230 basis points (one basis point equals 0.01%), suggesting that the market expects the annualized inflation rate to be 2.3% over the next 10 years. This is the lowest level for implied inflation since the Treasury first issued inflation-indexed securities in January, and it's well below the 4% long-term average for inflation.

    We think it's unlikely that the factors keeping price increases in check--productivity gains, lack of pricing power, cost savings on benefits--can hold inflation down indefinitely. As a result, we believe inflation-indexed securities offer attractive value relative to nominal Treasury bonds.

WHAT ARE YOUR PLANS FOR THE FUND OVER THE NEXT SIX MONTHS?

    For the most part, we plan to maintain the fund's current positioning, though we may look to expand the fund's holdings of five-year inflation-indexed Treasury notes. Part of the reason is to maintain a market weighting--the recent auction of new five-year notes balanced the existing inflation-indexed bond market evenly between five-year notes and 10-year notes. But we also think that five-year notes currently appear more attractive than 10-year securities--they have a higher yield and a lower implied inflation rate, so we think they will perform better if inflation rises going forward.


6      MANAGEMENT Q & A                       AMERICAN CENTURY INVESTMENTS


                             SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

Principal Amount                                                    Value
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

               $1,292,722   U.S. Treasury Inflation Indexed
                                Notes, 3.625%, 7/15/02           $1,289,491

                1,681,563   U.S. Treasury Inflation Indexed
                                Notes, 3.375%, 1/15/07            1,650,559
                                                            --------------------

TOTAL U.S. TREASURY SECURITIES--75.0%                             2,940,050
                                                            --------------------
   (Cost $2,941,410)

U.S. GOVERNMENT AGENCY SECURITIES--25.0%

                1,012,990   TVA Inflation Indexed Notes,
                                3.375%, 1/15/07                     977,697
                                                            --------------------

   (Cost $979,045)

TOTAL INVESTMENT SECURITIES--100.0%                                $3,917,747
                                                            ====================
   (Cost $3,920,455)


NOTES TO SCHEDULE OF INVESTMENTS

TVA = Tennessee Valley Authority

See Notes to Financial Statements


SEMIANNUAL REPORT                           SCHEDULE OF INVESTMENTS       7


                       STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS

Investment securities, at value
  (identified cost of $3,920,455)
  (Note 3) ...............................................           $3,917,747

Cash .....................................................               99,749

Interest receivable ......................................               28,944

Prepaid expenses and
  other assets ...........................................                  870
                                                                    -----------
                                                                      4,047,310
                                                                    -----------
LIABILITIES

Disbursements in excess of
  demand deposit cash ....................................                4,965

Accrued management fees
  (Note 2) ...............................................                1,538

Dividends payable ........................................                2,372

Accrued expenses and
  other liabilities ......................................                  822
                                                                    -----------
                                                                          9,697
                                                                    -----------
Net Assets Applicable to
  Outstanding Shares .....................................          $ 4,037,613
                                                                    ===========
CAPITAL SHARES

Outstanding (Unlimited
  number of shares authorized) ...........................              415,045
                                                                    ===========
Net Asset Value Per Share ................................          $      9.73
                                                                    ===========
NET ASSETS CONSIST OF:

Capital paid in ..........................................          $ 4,089,815

Accumulated undistributed net
  realized loss on investments ...........................              (49,494)

Net unrealized depreciation
  on investments (Note 3) ................................               (2,708)
                                                                    -----------
                                                                    $ 4,037,613
                                                                    ===========
See Notes to Financial Statements


8     STATEMENT OF ASSETS AND LIABILITIES     AMERICAN CENTURY INVESTMENTS


                             STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)

INVESTMENT INCOME

Income:

Interest ...................................................           $ 92,559
                                                                       --------
Expenses (Note 2):

Printing and postage .......................................              9,646

Investment advisory fees ...................................              6,586

Registration and filing fees ...............................              3,673

Trustees' fees and expenses ................................              2,593

Transfer agency fees .......................................              2,106

Administrative fees ........................................              1,149

Custodian Fees .............................................                554

Other operating expenses ...................................                536
                                                                       --------
  Total expenses ...........................................             26,843

Amount reimbursed ..........................................            (17,651)
                                                                       --------
  Net expenses .............................................              9,192
                                                                       --------
Net investment income ......................................             83,367
                                                                       --------
REALIZED AND UNREALIZED
GAIN (LOSS)
ON INVESTMENTS (NOTE 3)

Net realized loss on investments ...........................            (49,494)

Change in net unrealized

depreciation on investments ................................             42,600
                                                                       --------
Net realized and unrealized
loss on investments ........................................             (6,894)
                                                                       --------
Net Increase in Net Assets
Resulting from Operations ..................................           $ 76,473
                                                                       ========

See Notes to Financial Statements


SEMIANNUAL REPORT                           STATEMENT OF OPERATIONS       9


                       STATEMENTS OF CHANGES IN NET ASSETS

SIX MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
AND PERIOD ENDED MARCH 31, 1997

                                                     Sept. 30,         March 31,
Increase in Net Assets                                 1997             1997(1)

OPERATIONS

Net investment income ......................      $    83,367       $    10,540

Net realized loss
  on investments ...........................          (49,494)             --

Change in net unrealized
  depreciation on investments ..............           42,600           (45,308)
                                                  -----------       -----------
Net increase (decrease) in
  net assets resulting
  from operations ..........................           76,473           (34,768)
                                                  -----------       -----------
DISTRIBUTIONS
TO SHAREHOLDERS

From net investment income .................          (83,367)          (10,540)
                                                  -----------       -----------
CAPITAL SHARE TRANSACTIONS

Proceeds from shares sold ..................        3,103,613         2,627,000

Proceeds from reinvestment
  of distributions .........................           74,712             8,426

Payments for shares redeemed ...............       (1,411,194)         (312,742)
                                                  -----------       -----------
Net increase in net assets from
  capital share transactions ...............        1,767,131         2,322,684
                                                  -----------       -----------

Net increase in net assets .................        1,760,237         2,277,376

NET ASSETS

Beginning of period ........................        2,277,376              --
                                                  -----------       -----------
End of period ..............................      $ 4,037,613       $ 2,277,376
                                                  ===========       ===========
TRANSACTIONS IN SHARES
OF THE FUND

Sold .......................................          318,836           264,716

Issued in reinvestment
  of distributions .........................            7,682               861

Redeemed ...................................         (145,236)          (31,814)
                                                  -----------       -----------
Net increase ...............................          181,282           233,763
                                                  ===========       ===========

(1) February 10, 1997 (inception) through March 31, 1997.


See Notes to Financial Statements


10    STATEMENTS OF CHANGES IN NET ASSETS          AMERICAN CENTURY INVESTMENTS


                          NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--American Century Government Income Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end diversified management investment company. American Century - Benham Inflation-Adjusted Treasury Fund (the Fund) is one of the eight funds issued by the Trust. The Fund's investment objective is to provide a total return consistent with investment in U.S. Treasury inflation-adjusted securities. The Fund may also invest in U.S. Treasury securities which are not indexed to inflation for liquidity and total return, or if at any time the manager believes there is an inadequate supply of appropriate Treasury inflation-adjusted securities in which to invest. The following significant accounting policies, related to the Fund, are in accordance with accounting policies generally accepted in the investment company industry.

    SECURITY VALUATIONS--Securities are valued through valuations obtained through a commercial pricing service or at the mean of the most recent bid and asked prices. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    SECURITY TRANSACTIONS--Security transactions are accounted for on the date purchased or sold. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Discounts and premiums are amortized using the effective interest rate method. The difference between original principal and the inflation-adjusted principal is amortized on a straight-line basis and is included in interest income.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized capital gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions from net investment income are declared daily and distributed monthly. Distributions from net realized gains are declared and paid annually.

    The character of distributions made during the year from net investment income or net realized capital gains may differ from their ultimate characterization for federal income tax purposes. These differences are due to differences in the recognition of income and expense items for financial statement and tax purposes.

    SUPPLEMENTARY INFORMATION--Certain officers and trustees of the Trust are also officers and/or directors, and, as a group, controlling stockholders of American Century Companies, Inc., the parent of the Trust's investment manager, American Century Investment Management, Inc. (ACIM), the Trust's distributor, American Century Investment Services, Inc., and the Trust's transfer agent, American Century Services Corporation (ACSC).

    USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.


SEMIANNUAL REPORT                     NOTES TO FINANCIAL STATEMENTS       11


                          NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 1997 (UNAUDITED)
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH RELATED PARTIES

    The shareholders of the Fund approved a new management agreement with ACIM on July 30, 1997, effective August 1, 1997, which replaced the previously existing contracts between the Fund and Benham Management Corporation and ACSC for advisory, administrative and transfer agency services. Under the agreement, ACIM provides all services required by the Fund in exchange for one "unified" management fee. Expenses excluded from this agreement are brokerage, taxes, portfolio insurance, interest, fees and expenses of those Trustees who are not considered "interested persons" as defined in the Investment Company Act of 1940 (including counsel fees) and extraordinary expenses. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in the Fund's investment category which are managed by ACIM (the "Investment Category Fee"). The overall investment objective of the Fund determines its Investment Category. The three investment categories are: the Money Market Fund Category, the Bond Fund Category and the Equity Fund Category. The Fund is in the Bond Fund Category. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by ACIM (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee rate. The management fee is paid monthly by the Fund based on the Fund's aggregate average daily net assets during the previous month multiplied by the monthly management fee rate.

The annualized Investment Category fee for the Fund is as follows:

     0.2800% of the first $1 billion
     0.2280% of the next $1 billion
     0.1980% of the next $3 billion
     0.1780% of the next $5 billion
     0.1650% of the next $15 billion
     0.1630% of the next $25 billion
     0.1625% of the average daily net assets over $50 billion

The annualized Complex Category fee schedule is as follows:

     0.3100% of the first $2.5 billion
     0.3000% of the next $7.5 billion
     0.2985% of the next $15 billion
     0.2970% of the next $25 billion
     0.2960% of the next $50 billion
     0.2950% of the next $100 billion
     0.2940% of the next $100 billion
     0.2930% of the next $200 billion
     0.2920% of the next $250 billion
     0.2910% of the next $500 billion
     0.2900% of the average daily net assets over $1,250 billion

    ACIM has agreed to continue to waive expenses which exceed 0.50% of average daily net assets. Total expenses of $4,053, of which $956 were waived by ACIM, were incurred under the new management agreement and are included in Investment Advisory Fees in the Statement of Operations. Total expenses, under the previous agreement, for the four months ended July 31, 1997 were $22,790, of which $16,695 were waived by Benham Management Corporation. The ratio of operating expenses to average net assets, net of the amount waived, for the same period was 0.50%.

--------------------------------------------------------------------------------
3. INVESTMENT TRANSACTIONS

    Purchases and sales of U.S. Treasury and Agency obligations, excluding short-term investments, totaled $4,439,551 and $2,600,002, respectively.

    As of September 30, 1997, accumulated net unrealized depreciation was $2,708, consisting of $2,674 of unrealized appreciation and $5,382 of unrealized depreciation. The aggregate cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.


12      NOTES TO FINANCIAL STATEMENTS          AMERICAN CENTURY INVESTMENTS


                              FINANCIAL HIGHLIGHTS

                    For a Share Outstanding Throughout the Periods as Indicated

                                                 1997(1)        1997(2)
PER-SHARE DATA

Net Asset Value,
Beginning of Period ........................     $9.74         $10.00
                                               -----------    ----------
Income From

Investment Operations

  Net Investment Income ....................      0.22           0.06

  Net Unrealized Loss on
  Investment Transactions ..................     (0.01)         (0.26)
                                               -----------    ----------
  Total From Investment
  Operations ...............................      0.21          (0.20)
                                               -----------    ----------
Distributions

  From Net Investment Income ...............     (0.22)         (0.06)
                                               -----------    ----------
Net Asset Value, End of Period .............     $9.73          $9.74
                                               ===========    ==========
  Total Return(3) ..........................      2.21%         (1.98)%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses to
Average Net Assets(4) ......................      0.49%          0.50%

Ratio of Net Investment Income
to Average Net Assets(4) ...................      4.47%          5.03%

Portfolio Turnover Rate ....................       78%            --

Net Assets, End of
Period (in thousands) ......................     $4,038         $2,277

----------
(1) Six months ended September 30, 1997 (unaudited).

(2) February 10, 1997 (inception) through March 31, 1997.

(3) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any, and are not annualized.

(4) Annualized.


See Notes to Financial Statements


SEMIANNUAL REPORT                              FINANCIAL HIGHLIGHTS       13


                              PROXY VOTING RESULTS

    An annual meeting of shareholders was held on July 30, 1997, to vote on the following proposals. All of the proposals received the required majority of votes and were adopted.

    A summary of voting results is listed below each proposal.

PROPOSAL 1:

    To vote on the selection by the Board of Directors of Coopers & Lybrand LLP as independent auditors for the Companies.

    For:                                         264,802
    Withheld:                                     2,075
    Abstain:                                        0

PROPOSAL 2:

    To vote on the approval of a Management Agreement with American Century Investment Management, Inc.

    For:                                         265,312
    Against:                                      1,565
    Abstain:                                        0

PROPOSAL 3:

    To vote on the adoption of standardized investment limitations.

* Eliminate the fundamental investment limitation concerning diversification of investments.

    For:                                         243,013
    Against:                                     18,741
    Abstain:                                      5,123
    Broker Non-Vote:                                0

* Amend the fundamental investment limitation concerning the issuance of senior securities.

    For:                                         242,373
    Against:                                     19,381
    Abstain:                                      5,123
    Broker Non-Vote:                                0

*   Amend the fundamental investment limitation concerning borrowing.

    For:                                         243,013
    Against:                                     18,741
    Abstain:                                      5,123
    Broker Non-Vote:                                0

*   Amend the fundamental investment limitation concerning commodities.

    For:                                         243,013
    Against:                                     18,741
    Abstain:                                      5,123
    Broker Non-Vote:                                0

* Eliminate the fundamental investment limitation concerning investment in oil, gas and mineral exploration development programs.

    For:                                         243,013
    Against:                                     18,741
    Abstain:                                      5,123
    Broker Non-Vote:                                0


14      PROXY VOTING RESULTS                   AMERICAN CENTURY INVESTMENTS


                         RETIREMENT ACCOUNT INFORMATION

    As required by law, any distributions you receive from an IRA and certain 403(b) distributions [not eligible for rollover to an IRA or to another 403(b)] are subject to federal income tax withholding at the rate of 10% of the total amount withdrawn, unless you elect not to have withholding apply. If you don't want us to withhold on this amount, you may send us a written notice not to have the federal income tax withheld. Your written notice is valid for six months from the date of receipt at American Century. Even if you plan to roll over the amount you withdraw to another tax-deferred account, the withholding rate still applies to the withdrawn amount unless we have received a written notice not to withhold federal income tax within six months prior to the withdrawal.

    When you plan to withdraw, you may make your election by completing our Exchange/ Redemption form or an IRS Form W-4P. Call American Century for either form. Your written election is valid for only six months from the date of receipt at American Century. You may revoke your election at any time by sending a written notice to us.

    Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don't have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.


SEMIANNUAL REPORT                    RETIREMENT ACCOUNT INFORMATION       15


                             BACKGROUND INFORMATION

INVESTMENT PHILOSOPHY & POLICIES

    The Benham Group offers 38 fixed-income funds, ranging from money market funds to long-term bond funds and including both taxable and tax-exempt funds. Each fund is managed to provide a "pure play" on a specific sector of the fixed-income market. To ensure adherence to this principle, the basic structure of each fund's portfolio is tied to a specific market index. Fund managers attempt to add value by making modest portfolio adjustments based on their analysis of prevailing market conditions. Investment decisions are made by management teams, which meet regularly to discuss market analysis and investment strategies.

    In addition to these principles, each fund has its own investment policies:

    INFLATION-ADJUSTED TREASURY seeks current income by investing primarily in inflation-protected securities issued by the U.S. Treasury. The fund has no average maturity limitations.

COMPARATIVE INDICES

    The indices listed below are used in the report for fund performance comparisons. They are not investment products available for purchase.

    The SALOMON BROTHERS TREASURY INDEX is an index of U.S. Treasury securities with maturities greater than 10 years.

    The  SALOMON   BROTHERS   U.S.   INFLATION-LINKED   INDEX  is  an  index  of
inflation-linked U.S. Treasury securities.

--------------------------------------------------------------------------------
INVESTMENT TEAM LEADERS
-----------------------
  Portfolio Manager                          Dave Schroeder
--------------------------------------------------------------------------------

16      BACKGROUND INFORMATION                 AMERICAN CENTURY INVESTMENTS


                                    GLOSSARY

RETURNS

* TOTAL RETURN figures show the overall percentage change in the value of a hypothetical investment in the fund and assume that all of the fund's distributions are reinvested.

YIELDS

* 30-DAY SEC YIELD represents net investment income earned by the fund over a 30-day period, expressed as an annual percentage rate based on the fund's share price at the end of the 30-day period. The fund's net investment income includes both interest and the principal adjustment on inflation-indexed securities. The SEC yield should be regarded as an estimate of the fund's rate of investment income, and it may not equal the fund's actual income distribution rate, the income paid to a shareholder's account, or the income reported in the fund's financial statements.

PORTFOLIO STATISTICS

* NUMBER OF SECURITIES--the number of different securities held by a fund on a given date.

* WEIGHTED AVERAGE MATURITY (WAM)--a measurement of the sensitivity of a fixed-income portfolio to interest rate changes. WAM indicates the average time until the securities in the portfolio mature, weighted by dollar amount. The longer the WAM, the more interest rate exposure and sensitivity the portfolio has.

* AVERAGE DURATION--another measure of the sensitivity of a fixed-income portfolio to interest rate changes. Duration is a time-weighted average of the interest and principal payments of the securities in a portfolio. As the duration of the fund increases, so does the impact of a change in real yields on the value of the fund's portfolio.

* EXPENSE RATIO--the operating expenses of the fund, expressed as a percentage of average net assets. Shareholders pay an annual fee to the investment manager for investment advisory and management services. The expenses and fees are deducted from fund income, not from each shareholder account. (See Note 2 in the Notes to Financial Statements.)

INVESTMENT TERMS

* BASIS POINT--one one-hundredth of a percentage point (or 0.01%). 100 basis points equal one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report indicates that interest rates rose by 1%, does that mean 1% of the previous rate or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

* COUPON--the stated interest rate of a security.

SECURITY TYPES

* U.S. TREASURY INFLATION-INDEXED SECURITIES--debt securities issued by the U.S. Treasury and backed by the direct "full faith and credit" pledge of the U.S. government. Inflation-indexed bonds have lower interest rates than normal Treasury bonds with similar maturities. But unlike ordinary bonds, inflation-indexed bonds' principal value is adjusted regularly for inflation based on the consumer price index. As a result, the amount of interest paid out changes with the principal adjustments.


SEMIANNUAL REPORT                                          GLOSSARY       17

[american century logo]
American
Century(reg.sm)

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

FAX: 816-340-7962

INTERNET: www.americancentury.com


AMERICAN CENTURY GOVERNMENT INCOME TRUST


INVESTMENT MANAGER

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

KANSAS CITY, MISSOURI


THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.


AMERICAN CENTURY INVESTMENT SERVICES, INC.


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